                                                                    EXHIBIT 10.1

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                       PREFERRED STOCK PURCHASE AGREEMENT

                                    BETWEEN

                       NEW CENTURY FINANCIAL CORPORATION

                                      AND

                                  U.S. BANCORP

                                  Dated as of

                                October 18, 1998


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

                      PREFERRED STOCK PURCHASE AGREEMENT

     This PREFERRED STOCK PURCHASE AGREEMENT dated as of October 18, 1998, is made between New Century Financial Corporation, a Delaware corporation (the "Company"), and U.S. Bancorp, a Delaware corporation (the "Purchaser").

                                    RECITALS

     WHEREAS, the Company wishes to sell, and the Purchaser wishes to purchase, 20,000 shares (the "Shares") of the Series 1998A Convertible Preferred Stock (the "Preferred Stock") of the Company upon the terms and conditions set forth herein; and

     WHEREAS, concurrent with the closing of the sale of the Shares the Purchaser and certain shareholders of the Company intend to enter into a Shareholder Agreement (the "Shareholder Agreement") substantially in the form attached hereto as Exhibit A; and

     WHEREAS, concurrent with the closing of the sale of the Shares the Purchaser and the Company intend to enter into an agreement regarding the acquisition of loans by the Purchaser from the Company (the "Flow Agreement") reflecting substantially the terms listed on Exhibit B to this Agreement; and

     WHEREAS, concurrent with the closing of the sale of the Shares the Purchaser and the Company intend to enter into an agreement regarding the origination of loans (the "Service Provider Agreement") reflecting substantially the terms listed on Exhibit C to this Agreement; and

     WHEREAS, the Company and the Purchaser wish to set forth in this Agreement certain other terms and conditions for the sale and purchase of the Shares.

                                   AGREEMENT

     NOW, THEREFORE, the Purchaser and the Company hereby agree as follows:

     1.  Authorization of the Shares. The Company has authorized the issuance
         ---------------------------
and sale of the Shares to the Purchaser. The Preferred Stock will have the relative rights and preferences set forth in the Certificate of Designations attached as Exhibit D to this Agreement.

     2.  Sale of Shares.  Subject to the terms and conditions of this Agreement,
         --------------
at the Closing the Company agrees to sell to the Purchaser, and the Purchaser agrees to purchase from the Company, 20,000 Shares at a purchase price of $1,000 per Share.

     3.  Closing Date; Delivery.
         ----------------------

         3.1  Closing Date.  The closing (the "Closing") of the purchase and
              ------------
sale of Shares pursuant to this Agreement will take place at 9:00 a.m. at the offices of Dorsey & Whitney LLP, 220 South Sixth Street, Minneapolis, Minnesota 55402, on a day to be mutually agreed upon by the parties which date shall be no later than the third Business Day after all of the conditions set forth in
Article 7 shall have been satisfied (or waived in accordance with Section 12.7), or at such other time and place as the Company and the Purchaser may agree (the date of the Closing is hereinafter referred to as the "Closing Date").

         3.2  Delivery.  At the Closing, the Company will deliver to the
              --------
Purchaser a certificate registered in the Purchaser's name representing the Shares purchased by the Purchaser at the Closing, and the Purchaser will pay the purchase price for the Shares being purchased by wire transfer.

     4.  Definitions.  Unless the context otherwise requires, the terms defined
         -----------
in this Section 4 shall have the meanings herein specified for all purposes of this Agreement. Certain other capitalized terms used herein are defined elsewhere in this Agreement.

         "Additional Employee Issuance" is defined in Section 8.4(c).

         "Affiliate" means any person that directly or indirectly controls or is controlled by, or is under common control with, another specified person.

         "Agreement" means this Preferred Stock Purchase Agreement.

         "Applicable Percentage" is defined in Section 8.4(d).

         "BHCA" is defined in Section 5.2.

         "Basket Amount" is defined in Section 12.12.

         "Business Day" means any day other than a Saturday or a Sunday or a day on which commercial banking institutions in the City of New York are authorized by law to be closed.

         "Closing" is defined in Section 3.1.

         "Closing Date" is defined in Section 3.1.

         "Commission" means the Securities and Exchange Commission.

         "Committee" is defined in Section 8.3(c).

          "Common Stock" means the shares of common stock, par value $.01 per share, of the Company.

          "Company Breach" shall mean a material breach by the Company of its agreements in Section 8.

          "Company Plans" means the following stock-related plans of the Company, as may be amended from time to time in accordance with Section 8.9: (a) the 1995 Stock Option Plan, as amended, (b) the Employee Stock Purchase Plan,
(c) the Founding Managers' Incentive Compensation Plan and (d) any other stock-related plan adopted by the Company after the date of this Agreement.

          "Conversion Shares" shall mean the shares of Common Stock issuable upon the conversion of the Shares.

          "Convertible Securities" means options, warrants or similar rights and indebtedness, shares of stock or other securities that are at any time directly or indirectly convertible into or exercisable or exchangeable for shares of the Company's capital stock.

          "DGCL" is defined in Section 5.14.

          "Disclosure Schedules" is defined in Section 5.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

          "Federal Reserve" means the Board of Governors of the Federal Reserve System or any agency having regulatory responsibility with respect to the Purchaser under the BHCA.

          "Flow Agreement" is defined in the Recitals to this Agreement.

          "Form 10-K Report" is defined in Section 5.4(a).

          "Form 10-Q Report" is defined in Section 5.4(a).

          "HSR Act" is defined in Section 5.2.

          "Latest Balance Sheet" is defined in Section 5.4(b).

          "Liabilities" is defined in Section 5.6.

          "Losses" is defined in Section 12.12.

          "Material Adverse Effect" means a material adverse effect on (a) the business, assets, liabilities, results of operations or financial condition of the Company and the Subsidiaries, taken as a whole, or (b) on the ability of the Company to perform its obligations under or with respect to, or to consummate the transactions contemplated by, this Agreement, the Flow Agreement or the Service Provider Agreement.

          "New Securities" is defined in Section 8.4(c).

          "OCC" means the Office of the Comptroller of the Currency or any agency having regulatory responsibility with respect to any national bank subsidiary of the Purchaser under the National Bank Act.

          "Person" means any natural person, corporation, limited liability company, association, partnership (general or limited), Joint venture, proprietorship, governmental body, trust, estate, association, custodian, nominee or any other individual or entity, whether acting in an individual, fiduciary, representative or other capacity.

          "Preferred Stock" is defined in the Recitals to this Agreement.

          "Preemptive Rights Issuance" is defined in Section 8.4(b).

          "Purchaser Default" shall mean a material breach by Purchaser of its agreements in Section 10, which breach (a) has occurred at a time when no Company Default has occurred and is continuing and (b) has not been cured within 30 days of Purchaser's knowledge of such breach.

          "Service Provider Agreement" is defined in the Recitals to this Agreement.

          "Related Statements" is defined in Section 5.4(b).

          "Securities Act" means the Securities Act of 1933, as amended from time to time.

          "Shareholder Agreement" is defined in the Recitals to this Agreement.

          "Shares" is defined in the Recitals to this Agreement.

          "Subscription Notice" is defined in Section 8.4(f).

          "Subsidiary" is defined in Section 5. 1.

          "Subsidiaries" means the entities identified as subsidiaries on
Schedule 5.5.

          "Takeover Laws" is defined in Section 5.14.

         "Year 2000 Compliant" is defined in Section 5.13.

         "Year 2000 Problem" is defined in Section 5.13.

     5.  Representations and Warranties by the Company.  Except as disclosed in
         ---------------------------------------------
the Disclosure Schedules attached hereto as Exhibit E (the "Disclosure Schedules"), the Company hereby represents and warrants to the Purchaser that:

         5.1  Organization and Qualification.  The Company is a corporation duly
              ------------------------------
organized, validly existing and in good standing under the laws of the State of Delaware, and has the requisite corporate power to carry on its business as now conducted. New Century Mortgage Corporation (the "Subsidiary") is a corporation duly organized, validly existing and in good standing under the laws of California and has the requisite corporate power to carry on its business as now conducted. The copies of the charter and the bylaws of each of the Company and the Subsidiary which have been provided to Purchaser prior to the date of this Agreement are correct and complete and reflect all amendments made thereto through the date hereof Each of the Company and the Subsidiary is licensed or qualified to do business in every Jurisdiction in which the nature of its respective business or its ownership of property requires it to be licensed or qualified, except where the failure to be so licensed or qualified would not reasonably be expected to have a Material Adverse Effect.

         5.2  Authority Relative to this Agreement; Non-Contravention.  The
              -------------------------------------------------------
Company has the requisite corporate power and authority to enter into this Agreement, to carry out its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby have been duly authorized by the Board of Directors of the Company and no other corporate proceedings on the part of the Company are necessary to authorize this Agreement and such transactions. This Agreement has been duly executed and delivered by the Company and constitutes a valid and binding obligation of the Company, enforceable in accordance with its terms, except as the enforceability hereof may be limited by bankruptcy, insolvency, moratorium, reorganization or similar laws affecting the enforcement of creditors' rights generally and to judicial limitations on the enforcement of the remedy of specific performance and other equitable remedies and except as the indemnification provisions of the registration rights described in Exhibit F may be limited by principles of public policy. Except as set forth on Schedule 5.2, neither the Company nor any of the Subsidiaries is subject to, or obligated under, any provision of (a) its charter or bylaws, (b) any agreement, arrangement or understanding, (c) any license, franchise or permit or (d) subject to obtaining the approvals referred to in the next sentence, any law, regulation, order, judgment or decree, which would be breached or violated, or in respect of which a right of termination or acceleration or any encumbrance on any of its assets would be created, by the execution, delivery or performance of this Agreement or the consummation of the transactions contemplated hereby, other than any such breaches, violations, terminations, accelerations or encumbrances which would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Other than any approvals or filings required under the Bank Holding Company Act of 1956, as

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amended from time to time, including any regulations or orders of the Federal
Reserve thereunder (the "BHCA"), or the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), and assuming the accuracy of the representations of Purchaser contained in Section 6, no authorization, consent or approval of, or filing with, any public body, court or authority is necessary on the part of the Company or the Subsidiary for the consummation by the Company of the transactions contemplated by this Agreement.

         5.3  Capitalization.  The authorized, issued and outstanding capital
              --------------
stock of the Company as of the date hereof is set forth on Schedule 5.3. All of the issued and outstanding shares of capital stock of the Subsidiary are owned by the Company, free and clear of any lien, pledge, security interest, encumbrance or charge of any kind. The issued and outstanding shares of capital stock of the Company are duly authorized, validly issued, fully paid and nonassessable and have not been issued in violation of any preemptive rights. Except as set forth on Schedule 5.3, there are no options, warrants, conversion privileges or other rights, agreements, plans, arrangements or commitments obligating the Company or the Subsidiary to issue, sell, purchase or redeem any shares of their capital stock or securities or obligations of any kind convertible into or exchangeable for any shares of their capital stock or of any of their subsidiaries or affiliates, nor are there any stock appreciation, phantom or similar rights outstanding based upon the book value or any other attribute of any of the capital stock of the Company, or the earnings or other attributes of the Company. The Company has heretofore delivered to Purchaser true and correct copies of all such agreements, arrangements (including all stock option and other stock-based plans) or commitments identified on Schedule 5.3.

         5.4  Exchange Act Reports; Financial Statements.
              ------------------------------------------

         (a) Prior to the execution of this Agreement, the Company has delivered or made available to the Purchaser complete and accurate copies of (a) the Company's Annual Report on Form 10-K for the year ended December 31, 1997, as amended (the "Form 10-K Report"), as filed under the Exchange Act with the Commission, (b) all proxy statements and annual reports to shareholders of the Company used in connection with meetings of its shareholders held since June 25, 1997, and (iii) the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 1998 (the "Form 10-Q Report"), as filed under the Exchange Act with the Commission. As of their respective dates, such documents (x) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and (y) complied as to form in all material respects with the applicable laws and rules and regulations of the Commission. Since June 25, 1997, the Company has filed in a timely manner all reports that it was required to file with the Commission pursuant to the Exchange Act.

         (b) The Company has furnished Purchaser with a copy of the consolidated balance sheet of the Company as of August 31, 1998 (the "Latest Balance Sheet") and the related statements of operations for the eight-month period then ended (the "Related Statements"). The

Latest Balance Sheet and the Related Statements have been prepared on a basis consistent with the financial statements included in the Form 10-K, except for the absence of notes and normal year end adjustments consistent with past practice. The Latest Balance Sheet and the Related Statements fairly present the consolidated financial position of the Company and as of the date thereof and the consolidated results of operations and, as applicable, changes in shareholders' equity and cash flows for the period then ended.

         5.5  Subsidiary.  Except as disclosed on Schedule 5.5, neither the
              ----------
Company nor the Subsidiary owns any stock, partnership interest, Joint venture interest or any other security issued by any other corporation, organization or entity. Other than the Subsidiary and PWF Corporation, the assets and operations of the entities listed on Schedule 5.5, individually and in the aggregate, are not material to the Company and the Subsidiary, taken as a whole.

         5.6  Absence of Undisclosed Liabilities.  All of the obligations or
              ----------------------------------
liabilities (whether accrued, absolute, contingent, unliquidated or otherwise, whether due or to become due, and regardless of when asserted, including taxes) ("Liabilities") required to be reflected on the "Latest Balance Sheet" in accordance with generally accepted accounting principles have been so reflected. To the best knowledge of the Company and the Subsidiary, neither the Company nor any of the Subsidiaries has any Liabilities except (a) as reflected on the Latest Balance Sheet, (b) Liabilities which have arisen after the date of the Latest Balance Sheet in the ordinary course of business, none of which is an uninsured liability which could reasonably be expected to have a Material Adverse Effect, (c) Liabilities which have arisen outside of the ordinary course of business, none of which is an uninsured liability which could reasonably be expected to have a Material Adverse Effect or (d) as otherwise disclosed on
Schedule 5.6.

         5.7  No Material Adverse Changes.  Since the date of the Latest Balance
              ---------------------------
Sheet, there has been no adverse change in, and no event, occurrence or development in, the business of the Company or any of the Subsidiaries that, taken together with other events, occurrences and developments with respect to such business, has had, or would reasonably be expected to have, a Material Adverse Effect; provided that, for the purposes of this Section 5.7 only,
                -------------
general industry trends in the subprime mortgage lending market, including those set forth on Schedule 5.7, shall not be deemed to be such a change, event, occurrence or development.

         5.8  Tax Matters.  Neither the Company nor any of the Subsidiaries is
              -----------
delinquent in the payment of any material foreign, federal, state or local tax or in the payment of any material assessment or governmental charge. The Company and each of the Subsidiaries has filed all required foreign, federal, state or local tax returns or appropriate extension requests on a timely basis, except for such returns or requests which the failure to file would not reasonably be expected to have a Material Adverse Effect. Neither the Company nor any of the Subsidiaries has requested any extension of time within which to file any tax return that has not since been filed. Neither the Company nor any of the Subsidiaries has received notice of any tax deficiency proposed or assessed against it or has executed any waiver of any statute of limitations on the assessment or collection of any tax.

         5.9   Litigation.  There are no actions, suits, proceedings, orders or
               ----------
investigations pending or, to the best knowledge of the Company and the Subsidiary, threatened against the Company or any of the Subsidiaries, at law or in equity, or before or by any federal, state or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. Set forth on Schedule 5.9 are all of such pending actions, suits, proceedings, orders or investigations as of the date of this Agreement.

         5.10  Compliance with Laws; Permits.  The Company and each of the
               -----------------------------
Subsidiaries has complied in all respects with all applicable laws and regulations of foreign, federal, state and local governments and all agencies thereof which affect the business or any owned or leased properties of the Company or any of the Subsidiaries and to which the Company or any of the Subsidiaries is subject, except where the failure to do so would not have a Material Adverse Effect. No claims have been filed by such governments or agencies against the Company or any of the Subsidiaries alleging failures to comply with any such law or regulation which claims (a) individually or in the aggregate, if successful, could reasonably be expected to have a Material Adverse Effect, and (b) have not been resolved to the satisfaction of such governments or agencies. The Company and each of the Subsidiaries holds all of the permits, licenses, certificates and other authorizations of foreign, federal, state and local governmental agencies required for the conduct of the business, except where the failure to do so would not reasonably be expected to have a Material Adverse Effect.

         5.11  Shares.  The Shares to be sold to the Purchaser at the Closing,
               ------
when issued and paid for pursuant to the terms of this Agreement, will be duly and validly authorized, issued and outstanding, fully paid, nonassessable and free and clear of all pledges, liens, encumbrances and restrictions.

         5.12  No Brokers or Finders.  No Person has or will have, as a result
               ---------------------
of any act or omission of the Company, any right, interest or valid claim against the Company or the Purchaser for any commission, fee or other compensation as a finder or broker, or in any similar capacity, in connection with the transactions contemplated by this Agreement.

         5.13  Year 2000 Compliance.  The Company has (a) initiated a review and
               --------------------
assessment of all areas of its business and operations and of each of its Subsidiaries (including those affected by their respective suppliers, vendors and customers) that could be adversely affected by the risk that computer applications used by it or any of the Subsidiaries (or their respective suppliers, vendors and customers) may be unable to recognize and perform properly date-sensitive functions involving certain dates prior to and any date after December 31, 1999 (the "Year 2000 Problem"), (b) developed a plan and timetable for addressing the Year 2000 Problem on a timely basis, and (c) to date, implemented that plan in accordance with that timetable. Based on the foregoing, the Company believes that all computer applications used by it or any of the Subsidiaries (or their respective suppliers, vendors and customers) are reasonably expected on a timely basis to be Year 2000 Compliant (as defined below), except to the extent that a failure to do so could not reasonably be expected to have a Material Adverse Effect. The costs of all assessment, remediation, testing and integration related to the Company's plan for becoming Year 2000 Compliant is not reasonably expected to have a Material Adverse Effect. As used in this Agreement, the term "Year 2000 Compliant" shall mean the ability of such computer application to (w) consistently and accurately handle date information before, during and after January 1, 2000, including but not limited to accepting date input, providing date output, and performing calculations on dates or portions of dates; (x) function accurately substantially in accordance with its specifications and without material interruption before, during and after January 1, 2000, without any change of operations associated with the advent of the new century; (y) respond to any two-digit date input in a way that resolves any ambiguity as to century in a disclosed, defined and predetermined manner; and (z) store and provide output of date information in ways that are unambiguous as to century.

         5.14  Takeover Laws.  The Company has taken all action required to be
               -------------
taken by it, if any, in order to exempt the purchase and sale of the Shares and the granting to Purchaser of Board representation rights, the right of first refusal and the preemptive right pursuant to Sections 8.3 and 8.4 of this Agreement from, and such transactions are exempt from, the requirements of any "moratorium", "control share", "fair price" or other antitakeover laws and regulations of the States of Delaware and California (collectively, "Takeover Laws"), including, without limitation, Section 203 of the Delaware General Corporation Law ("DGCL").

     6.  Representations and Warranties of the Purchaser.  The Purchaser hereby
         -----------------------------------------------
represents and warrants to the Company that:

         6.1   Investment Representations.  The Shares being acquired by the
               --------------------------
Purchaser are being purchased for the Purchaser's own account and not with the view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Securities Act. The Purchaser understands that neither the Shares nor the Conversion Shares have been registered under the Securities Act by reason of their contemplated issuance in transactions exempt from the registration and prospectus delivery requirements of the Securities Act pursuant to Section 4(2) thereof, and that the reliance of the Company upon this exemption from such registration is predicated in part upon the representations and warranties of the Purchaser contained herein. The Purchaser is an "accredited investor" as that term is defined in Regulation D promulgated under the Securities Act and has such knowledge and experience in financial and business matters that the Purchaser is capable of evaluating the merits and risks of the investment to be made hereunder by the Purchaser.

         6.2   Organization and Qualification. The Purchaser is a corporation
               ------------------------------
duly organized, validly existing and in good standing under the laws of the State of Delaware, and has the requisite corporate power to carry on its business as now conducted. The Purchaser is registered as a bank holding company under the BHCA. The Purchaser is licensed or qualified to do business in every Jurisdiction in which the nature of its business or its ownership of property requires it to be licensed or qualified, except where the failure to be so licensed or qualified would not reasonably be expected to have a material adverse effect on (a) the business, assets, liabilities, results of operations or financial condition of the Purchaser or
(b) on the ability of the Purchaser to perform its obligations under or with respect to, or to consummate the transactions contemplated by, this Agreement, the Flow Agreement or the Service Provider Agreement.

         6.3  Authority Relative to this Agreement; Non-Contravention.  The
              -------------------------------------------------------
Purchaser has the requisite corporate power and authority to enter into this Agreement, to carry out its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by the Purchaser and the consummation by the Purchaser of the transactions contemplated hereby have been duly authorized by all requisite corporate action on behalf of the Purchaser and no other corporate proceedings on the part of the Purchaser are necessary to authorize this Agreement and such transactions. This Agreement has been duly executed and delivered by the Purchaser and constitutes a valid and binding obligation of the Purchaser, enforceable in accordance with its terms, except as the enforceability hereof may be limited by bankruptcy, insolvency, moratorium, reorganization or similar laws affecting the enforcement of creditors' rights generally and to judicial limitations on the enforcement of the remedy of specific performance and other equitable remedies and except as the indemnification provisions of the registration rights described in Exhibit F may be limited by principles of public policy. The Purchaser is neither subject to, nor obligated under, any provision of (a) its charter or bylaws, (b) any agreement, arrangement or understanding, (c) any license, franchise or pen-nit or (d) subject to obtaining the approvals referred to in the next sentence, any law, regulation, order, judgment or decree, which would be breached or violated, or in respect of which a right of termination or acceleration or any encumbrance on any of its assets would be created, by the execution, delivery or performance of this Agreement or the consummation of the transactions contemplated hereby, other than any such breaches, violations, terminations, accelerations or encumbrances which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on (y) the business, assets, liabilities, results of operations or financial condition of the Purchaser and its subsidiaries, taken as a whole, or (z) on the ability of the Purchaser to perform its obligations under or with respect to, or to consummate the transactions contemplated by, this Agreement, the Flow Agreement or the Service Provider Agreement. Other than any approvals or filings required under the BHCA or the HSR Act, and assuming the accuracy of the representations of the Company contained in Section 5, no authorization, consent or approval of, or filing with, any public body, court or authority is necessary on the part of the Purchaser for the consummation by the Purchaser of the transactions contemplated by this Agreement.

         6.4  No Brokers or Finders.  No Person has or will have, as a result of
              ---------------------
any act or omission of the Purchaser, any right, interest or valid claim against the Company or the Purchaser for any commission, fee or other compensation as a finder or broker, or in any similar capacity, in connection with the transactions contemplated by this Agreement.

         6.5  Restriction on Transfer of Shares.
              ---------------------------------

         (a) The Purchaser acknowledges and agrees that the Shares and the Conversion Shares are only transferable pursuant to (i) a public offering registered under the

Securities Act, (ii) Rule 144 promulgated by the Commission under the Securities Act (or any similar rule then in effect) if such rule is available and (iii), subject to the conditions specified elsewhere in this Section 6.5, any other legally available means of transfer.

         (b)  Legend.  Each certificate representing Shares shall be endorsed
              ------
with the following legend:

     "The shares represented by this certificate may not be transferred without
     (i) an opinion of counsel satisfactory to this corporation that such transfer may lawfully be made without registration under the Securities Act of 1933, as amended, and all applicable state securities laws or (ii) such registration."

Upon the conversion of any Shares, unless the Company receives an opinion of counsel satisfactory to the Company to the effect that a subsequent transfer of the Conversion Shares may be made without registration or further restriction or transfer, or unless such Conversion Shares are being disposed of pursuant to a registration statement filed under the Securities Act, the same legend shall be endorsed on each certificate evidencing such Conversion Shares.

         (c)  Removal of Legend.  Any legend endorsed on a certificate
              -----------------
evidencing Shares or Conversion Shares pursuant to Section 6.5(b) hereof shall be removed, and the Company shall issue a certificate without such legend to the holder of such Shares or Conversion Shares, if such Shares or Conversion Shares are being disposed of pursuant to a registration statement filed under the Securities Act or pursuant to Rule 144 or any similar rule then in effect or if such holder provides the Company with an opinion of counsel satisfactory to the Company to the effect that a transfer of such Shares or Conversion Shares may be made without registration. In addition, if the holder of such Shares or Conversion Shares delivers to the Company an opinion of such counsel to the effect that no subsequent transfer of such Shares or Conversion Shares will require registration under the Securities Act, the Company will promptly deliver new certificates evidencing such Shares or Conversion Shares that do not bear the legend set forth in Section 6.5(b).

     7.  Conditions to Closing.
         ---------------------

         7.1  Conditions to Purchaser's Obligation.  The Purchaser's obligation
              ------------------------------------
to purchase and pay for the Shares is subject to the fulfillment prior to or on the Closing Date of the following conditions, any of which may be waived in whole or in part by the Purchaser:

         (a)  Representations and Compliance.  The representations and
              ------------------------------
warranties of the Company in this Agreement shall have been true and correct as of the date hereof, and such representations and warranties shall be true and correct as of the Closing Date as if made at and as of the Closing Date; and the Company shall have performed in all material respects each obligation and agreement and complied in all material respects with each covenant to be performed and complied with by it hereunder at or prior to the Closing Date.

         (b)  Officers' Certificate of the Company.  The Company shall have
              ------------------------------------
furnished to the Purchaser a certificate of the Chief Executive Officer and the Chief Financial Officer of the Company, dated as of the Closing Date, in which such officers shall certify on behalf of the Company that (i) the conditions set forth in Section 7.1(a) have been fulfilled, and (ii) except as disclosed in such certificate, Schedule 5.9 is true and correct as of the Closing Date.

         (c)  Secretary's Certificate.  The Company shall have furnished to the
              -----------------------
Purchaser (i) copies of the text of the resolutions by which the corporate action on the part of the Company necessary to approve this Agreement, the Flow Agreement and the Service Provider Agreement and the transactions contemplated hereby and thereby were taken, and (ii) a certificate dated as of the Closing Date executed on behalf of the Company by its corporate secretary or one of its assistant corporate secretaries certifying to the Purchaser that such copies are true, correct and complete copies of such resolutions and that such resolutions were duly adopted and have not been amended or rescinded.

         (d)  Material Adverse Change.  Since the date of this Agreement, there
              -----------------------
shall have been no adverse change in, and no event, occurrence or development in, the business of the Company or the Subsidiary that, taken together with other events, occurrences and developments with respect to such business, would have or would reasonably be expected to have a Material Adverse Effect.

         (e)  Proceedings.  All corporate proceedings and actions taken by the
              -----------
Company in connection with the transactions contemplated by this Agreement (including the authorization of the Shares through the filing of the Certificate of Designations in the State of Delaware) and all certificates, agreements, instruments and other documents referenced herein or incident to any such transaction shall be reasonably satisfactory in form and substance to the Purchaser.

         (f)  Service Provider Agreement.  The Company shall have executed and
              --------------------------
delivered to the Purchaser the Service Provider Agreement reflecting substantially the terms listed on Exhibit C to this Agreement.

         (g)  Flow Agreement.  The Company shall have executed and delivered to
              --------------
the Purchaser the Flow Agreement reflecting substantially the terms listed on Exhibit B to this Agreement.

         (h)  Registration Rights Agreement.  The Company shall have executed
              -----------------------------
and delivered to the Purchaser the Registration Rights Agreement substantially in the form attached hereto as Exhibit F.

         (i)  Employment Agreements.  The Company and each of Robert K. Cole,
              ---------------------
Brad A. Morrice, Edward F. Gotschall and Steve Holder shall have executed and delivered to the Purchaser employment/noncompete agreements with terms ending on December 31, 2002 and otherwise on the same terms as each of their existing employment/noncompete agreements or on such other terms as may be approved by the Purchaser prior to or at the Closing. The parties acknowledge and agree that any amendments to such agreements after the Closing Date shall be subject to the approval of the Compensation Committee of the Company; provided that the nonsolicit and noncompete provisions of such agreement shall not be amended without the consent of the Purchaser.

         (j)  Shareholder Agreement.  Each of Robert K. Cole, Brad A. Morrice,
              ---------------------
Edward F. Gotschall and Steve Holder shall have executed and delivered to the Purchaser the Shareholder Agreement substantially in the form attached hereto as Exhibit A.

         (k)  Absence of Undisclosed Liabilities.  As of the Closing Date,
              ----------------------------------
neither the Company nor any of the Subsidiaries has any Liabilities except (a) as reflected on the Latest Balance Sheet, (b) Liabilities which have arisen after the date of the Latest Balance Sheet in the ordinary course of business, none of which is an uninsured liability which could reasonably be expected to have a Material Adverse Effect, (c) Liabilities which have arisen outside of the ordinary course of business, none of which is an uninsured liability which could reasonably be expected to have a Material Adverse Effect or (d) as otherwise disclosed on Schedule 5.6.

         7.2  Conditions to Obligations of the Company.  The obligation of the
              ----------------------------------------
Company to issue and sell the Shares to the Purchaser is subject to the fulfillment prior to or on the Closing Date of the following conditions, any of which may be waived in whole or in part by the Company:

         (a)  Representations and Compliance.  The representations and
              ------------------------------
warranties of the Purchaser in this Agreement shall have been true and correct as of the date hereof, and such representations and warranties shall be true and correct as of the Closing Date as if made at and as of the Closing Date; and the Purchaser shall have performed in all material respects each obligation and agreement and complied in all material respects with each covenant to be performed and complied with by it hereunder at or prior to the Closing Date.

         (b)  Officers' Certificate of the Purchaser.  The Purchaser shall have
              --------------------------------------
furnished to the Company a certificate of a senior executive officer of the Purchaser, dated as of the Closing Date, in which such officer shall certify, on behalf of the Purchaser, that the conditions set forth in Section 7.2(a) have been fulfilled.

         (c)  Material Adverse Change.  Since the date of this Agreement, there
              -----------------------
shall have been no adverse change in, and no event, occurrence or development in, the business of the Purchaser that, taken together with other events, occurrences and developments with respect to such business, would have or would reasonably be expected to have a material adverse effect on the ability of the Purchaser to perform its obligations under or with respect to, or to consummate the transactions contemplated by, this Agreement, the Flow Agreement or the Service Provider Agreement.

         (d)  Proceedings.  All corporate proceedings and actions taken by the
              -----------
Purchaser in connection with the transactions contemplated by this Agreement and all certificates, agreements, instruments and other documents referenced herein or incident to any such transaction shall be reasonably satisfactory in form and substance to the Company.

         (e)  Service Provider Agreement.  The Purchaser shall have executed and
              --------------------------
delivered to the Company the Service Provider Agreement reflecting substantially the terms listed on Exhibit C to this Agreement.

         (f)  Flow Agreement.  The Purchaser shall have executed and delivered
              --------------
to the Company the Flow Agreement reflecting substantially the terms listed on Exhibit B to this Agreement.

         (g)  Registration Rights Agreement.  The Purchaser shall have executed
              -----------------------------
and delivered to the Company the Registration Rights Agreement substantially in the form attached hereto as Exhibit F.

         (h)  Consent and Amendment.  The Company shall have received the
              ---------------------
required consent and amendment to its credit facility set forth on Schedule 5.2.

         7.3  Mutual Conditions.  The obligation of either of the parties hereto
              -----------------
to consummate the transactions contemplated hereby is subject to the fulfillment prior to or on the Closing Date of the following conditions, any of which may be waived in whole or in part only by the party against whom enforcement of this Agreement is sought:

         (a)  Regulatory Approval.  All necessary regulatory or governmental
              -------------------
filings, authorizations or approvals required to consummate the transactions contemplated by this Agreement, the Flow Agreement or the Service Provider Agreement shall have been duly made or obtained and shall remain in full force and effect and all statutory waiting periods in respect thereof shall have expired. None of such approvals shall contain any conditions or restrictions that will materially restrict or limit the business or activities of the Purchaser, the Company or the Subsidiary or have a material adverse effect on, or would be reasonably likely to have a material adverse effect on, the business, operations or financial condition of the Purchaser and its subsidiaries, taken as a whole, on the one hand, or the Company and the Subsidiary, taken as a whole, on the other hand.

         (b)  No Injunction.  No injunction or other order entered by a state or
              -------------
federal court of competent jurisdiction shall have been issued and remain in effect which would impair the consummation of the transactions contemplated hereby and by the Flow and Service Provider Agreements.

         (c)  No Prohibitive Change of Law.  There shall have been no law,
              ----------------------------
statute, rule or regulation, domestic or foreign, enacted or promulgated which would materially impair the consummation of the transactions contemplated hereby and by the Flow and Service Provider Agreements.

         (d)  Governmental Action.  There shall not be any action taken, or any
              -------------------
statute, rule, regulation, judgment, order or injunction proposed, enacted, entered, enforced, promulgated, issued or deemed applicable to the transactions contemplated hereby and by the Flow and Service Provider Agreements by any federal, state or other court, government or governmental authority or agency, which would reasonably be expected to result, directly or indirectly, in restraining or prohibiting the consummation of the transactions contemplated hereby and thereby or obtaining material damages from the Company or any of the Subsidiaries, or the Purchaser or any of Purchaser's subsidiaries, in connection with the transactions contemplated hereby or thereby.

     8.  Covenants of the Company.  The Company covenants and agrees with the
         ------------------------
Purchaser that:

         8.1  Furnishing of Information and Access.  The Company will:
              ------------------------------------

         (a) furnish the Purchaser with copies of all registration statements, proxy materials, reports, financial statements and other documents filed by the Company with the Commission or with any securities exchange or automated quotation system, or sent by the Company to its shareholders; and

         (b) make available to the Purchaser with reasonable promptness at the sole expense of the Purchaser such information and data with respect to the Company and the Subsidiary, and such access to the executive officers and independent accountants of the Company and the Subsidiary, as the Purchaser may from time to time reasonably request for the purpose of monitoring the Purchaser's investment in the Company. Purchaser acknowledges that the information and data of the Company to which Purchaser may have access from time to time may constitute material non-public information. Purchaser hereby agrees that it will refrain from trading in the Company's securities when it has or is aware of such material non-public information. Purchaser agrees that any information obtained by the Purchaser pursuant to this Section 8.1(b) which is, or would reasonably be perceived to be, proprietary to the Company or otherwise confidential, will not be disclosed to any third parties without the prior written consent of the Company, will not be used for any purpose other than monitoring the Purchaser's investment in the Company, and will not be used, directly or indirectly, against the Company for any competitive purpose.

         8.2  Use of Proceeds.  The proceeds from the sale of the Shares shall
              ---------------
be used for working capital and general corporate purposes (other than dividends and extraordinary disbursements).

         8.3  Board Representation.
              --------------------

         (a) On or prior to, and effective as of, the Closing Date, and within 30 days after June 30, September 30 and December 31 each year, the Company's Board of Directors shall take all action necessary (i) to expand the Company's Board of Directors, if necessary, and (ii) to appoint one or more individuals selected by the Purchaser to serve on the Company's Board of

Directors as the Purchaser's representatives such that the proportion of the Board that is made up of representatives of the Purchaser as of the Closing Date, or as of the prior June 30, September 30 or December 31, as the case may be, shall equal the proportion of the Company's outstanding shares of Common Stock represented by the shares of Common Stock owned by the Purchaser as of that date (assuming for this purpose the conversion of the Shares and any other Convertible Securities); provided that, if such proportion would cause one-half
                         -------------
or less of a director (in addition to one or more whole directors) to be appointed to the Board as a representative of the Purchaser then such proportion shall be rounded down to the nearest whole number, and if such proportion would cause more than one-half of a director (in addition to one or more whole directors) to be appointed to the Board then such proportion shall be rounded up to the nearest whole number; provided further that, notwithstanding the
                             ---------------------
foregoing, so long as this Section 8.3 is in effect, the Purchaser shall be entitled to at least one representative on the Company's Board of Directors. If more than one individual is to be appointed to the Board of Directors pursuant to this Section 8.3(a), such individuals shall be distributed as evenly as possible among the three classes of Directors with the first such individual being appointed to Class I, the second to Class II and the third to Class III.

         (b) Commencing with its 1999 annual meeting of shareholders and in connection with each annual meeting of shareholders thereafter, the Company shall take all reasonable action necessary to nominate and support (in the same manner as it supports the other nominees to its Board at that meeting) one or more individuals for election to the Board of Directors as representatives of the Purchaser such that the proportion of the Board that is made up of representatives of the Purchaser serving on the Company's Board of Directors after such annual meeting of shareholders (assuming the election of the persons so nominated) shall, subject to the two provisos in Section 8.3(a), equal the proportion of the Company's outstanding shares of Common Stock owned by the Purchaser as of the end of the Company's last fiscal year (assuming for this purpose the conversion of the Shares and any other Convertible Securities). In the event that the shareholders of the Company shall fail to elect enough persons to serve as representatives of the Purchaser on the Company's Board of Directors to satisfy the proportional requirements of this Section 8.3, the Board of Directors of the Company shall take any actions necessary to appoint to the Board a different set of individuals selected by the Purchaser to serve as its representatives on the Board such that the proportional requirements are satisfied. Purchaser agrees that it will not select any person to serve as its representative on the Company's Board of Directors pursuant to this Section 8.3 if (i) such person is not reasonably experienced in business, financial or mortgage banking matters, (ii) such person has been convicted of, or has pled nolo contendere to, a felony, (iii) the election of such person would violate any law, or (iv) any event required to be disclosed pursuant to Item 401(f) of Regulation S-K under the Exchange Act has occurred with respect to such person. Purchaser shall use its reasonable efforts to afford the directors of the Company a reasonable opportunity to meet any individual that Purchaser is considering selecting as one of its representative on the Company's Board of Directors.

         (c) For so long as the Purchaser has at least one representative on the Company's Board of Directors, (i) the representative will be entitled to receive notice of and attend all meetings of the Board of Directors of the Company, to receive any materials distributed to the directors in their capacity as such and otherwise to be treated the same as the other directors of the Company, (ii) the Company will give the Purchaser written notice of each regularly scheduled meeting of any duly constituted committee of the Board of Directors (a "Committee") as far in advance as such notice is required to be delivered to the directors (but at least one Business Day prior to the date of each special meeting of any Committee); (iii) the Purchaser will be entitled to receive all written materials and other information (including, without limitation, copies of meeting minutes and press releases) given to directors in connection with such Committee meetings at the same time such materials and other information are given to the directors; (iv) if the Company proposes to take any action by written consent in lieu of a meeting of any Committee of its Board of Directors, the Company will give prompt written notice thereof to the Purchaser prior to the effective date of such consent describing in reasonable detail the nature and substance of such consent; (v) the Company shall maintain a provision in its bylaws providing for the indemnification of its directors to the full extent permitted by the Delaware General Corporation Law; (vi) the Board of Directors of the Company shall consist of no fewer than 8 members; and (vii) if the Board of Directors is to be expanded, then additional representatives of the Purchaser shall be appointed to the Board as necessary to maintain the then required proportion of representatives of the Purchaser on the Board; provided, however, that,
                                               -----------------------
notwithstanding clauses (ii), (iii) and (iv) above, the Purchaser shall not be entitled to the rights thereunder if and to the extent that such Committee relates to the Company's relationship with the Purchaser or any transaction in which the Purchaser has an interest other than as a shareholder of the Company.

         (d) The Purchaser may, at its sole discretion at any time and from time to time, elect to waive its right to some or all of the representatives on the Company's Board to which it is entitled under this Section 8.3, and the exercise of any such waiver shall not cause the Purchaser's right to such representatives to terminate.

         (e) The Purchaser hereby agrees that, in the event that the proportion of the Company's outstanding shares of Common Stock owned by the Purchaser as of any June 30, September 30 or December 31 as described above would indicate that the Purchaser should have fewer representatives on the Board than it has at that time, then the Purchaser will cause one or more of its representatives to resign so that the Purchaser has the number of Board representatives to which it is entitled under this Section 8.3.

         8.4  Right of First Refusal; Preemptive Right.
              ----------------------------------------

         (a) If, after the date hereof, the Company should decide to issue any New Securities (as defined in subparagraph (c) below) for cash, the Company shall, in accordance with this Section 8.4, first offer to issue all of such New Securities to the Purchaser upon substantially the same terms and conditions as the Company is proposing to issue such New Securities to others. Purchaser's right to purchase New Securities pursuant to this Section 8.4(a) shall not be exercisable in connection with any issuance as to which the Purchaser elects to exercise its right under Section 8.4(b).

         (b) If, after the date hereof, the Company should decide to issue any New Securities, the Company shall, in accordance with this Section 8.4, also concurrently offer to issue to the Purchaser, upon substantially the same terms and conditions as the Company is proposing to issue such New Securities to others, a sufficient number of such New Securities so that the Purchaser's Applicable Percentage (as defined in subparagraph (d) below) will, if such New Securities are purchased by the Purchaser and such others, remain unchanged following the proposed issuance of New Securities (any such issuance is referred to herein as a "Preemptive Rights Issuance"). Purchaser's right to purchase New Securities pursuant to this Section 8.4(b) shall not be exercisable in connection with any issuance as to which the Purchaser elects to exercise its right under Section 8.4(a).

         (c) For purposes of this Agreement, "New Securities" means any additional shares of capital stock of the Company, whether or not currently authorized, and any Convertible Securities; provided that "New Securities" shall not include: (a) shares of Common Stock issued upon conversion of the Shares or to the Purchaser, (b) shares of the Company's capital stock or other securities issued in connection with the acquisition of any other corporation or business entity, in whole or in part, directly or indirectly, by the Company, (c) shares of the Company's capital stock issued in connection with any stock split, stock divided or recapitalization of the Company, (d) shares of the Company's capital stock issued upon exercise, conversion or exchange of Convertible Securities described on Schedule 5.3 hereto or pursuant to any other arrangement or agreement as of the date hereof described on Schedule 5.3 hereto, including without limitation shares of the Company's capital stock authorized or available for issuance under any Company Plan as described on Schedule 5.3, (e) shares of the Company's capital stock issued upon exercise, conversion or exchange of Convertible Securities if the issuance of such Convertible Securities permitted Purchaser to purchase New Securities in accordance with this Section 8.4, (f) up to 1,000,000 shares of the Company's capital stock or Convertible Securities issued pursuant to any Additional Employee Issuance (as defined herein), and (g) shares of the Company's capital stock issued upon exercise, conversion or exchange of any Convertible Securities which did not constitute "New Securities" upon their issuance by virtue of subsection (f) above. For purposes of this Agreement, the terms "Additional Employee Issuance" means any of the following:
(i) any stock-related plan for the benefit of the Company's or its subsidiaries' employees, officers, directors or consultants adopted by the Company after the date of this Agreement; (ii) a repricing or a regrant of any Convertible Securities issued pursuant to any Company Plan; or (iii) an increase in the number of shares authorized and available for issuance pursuant to any Company Plan.

         (d) For purposes of this Agreement, the Purchaser's "Applicable Percentage" shall be equal to the number of outstanding shares of Common Stock held by the Purchaser (assuming for this purpose the conversion of the Shares and any other Convertible Securities held by the Purchaser, and including only shares of Common Stock received pursuant to any such conversion and any other shares acquired by the Purchaser from the Company) divided by the total number of outstanding shares of Common Stock (assuming for this purpose the conversion of the Shares and any other Convertible Securities).

         (e) In the event that the Company is required to make an offer of New Securities to the Purchaser pursuant to subparagraph (a) or (b) above, it shall give the Purchaser written notice of such offer, describing the type of New Securities, the estimated price and the terms upon which the Company proposes (or is obligated) to issue the same, including for an offer of New Securities pursuant to subparagraph (b) above, the number of New Securities offered to the Purchaser for the Purchaser to maintain the Purchaser's Applicable Percentage (the "Subscription Notice"). The Purchaser shall have ten Business Days from the date of receipt of any Subscription Notice to subscribe to purchase such New Securities (and, in the case of subparagraph (a) above, all, but not less than all of such New Securities) for the price and upon the terms specified in the Subscription Notice by giving written notice to the Company, which subscription by Purchaser shall be binding and irrevocable subject only to the making of any necessary regulatory or governmental filings, the receipt of any necessary regulatory or governmental authorizations and approvals, and the expiration of all statutory waiting periods in respect thereof The closing of the sale of the New Securities to the Purchaser pursuant to subparagraph (a) above shall take place within the later of (i) ten Business Days after the delivery of such notice to the Company, or (ii) three Business Days after all necessary shareholder, regulatory or governmental filings, authorizations or approvals required to consummate such purchase shall have been duly made or obtained and all statutory waiting periods in respect thereof shall have expired, provided
                                                                     --------
that if such closing has not occurred within 90 days after the date of delivery
----
of such notice to the Company, the Purchaser's right to purchase such issue of New Securities pursuant to subparagraph (a) above shall terminate. The closing of the sale of the New Securities to the Purchaser pursuant to subparagraph (b) above shall take place within the later of (i) ten Business Days after the occurrence of the Preemptive Rights Issuance, or (ii) three Business Days after all necessary shareholder, regulatory or governmental filings, authorizations or approvals required to consummate such purchase shall have been duly made or obtained and all statutory waiting periods in respect thereof shall have expired; provided that the Purchaser shall have no right to purchase New
         ------------
Securities under subparagraph (b) above unless and until the applicable Preemptive Rights Issuance has occurred; provided further that if such closing
                                         ---------------------
has not occurred within 90 days after the occurrence of the Preemptive Rights Issuance to the Company, the Purchaser's right to purchase such issue of New Securities pursuant to subparagraph (b) above shall terminate. The Purchaser and the Company mutually agree that they will each use all reasonable efforts to make, and to assist with the making of, any such filing and to obtain, and to assist with obtaining, any such authorization or approval as promptly as practicable.

         (f) In the event and to the extent that the Purchaser fails to subscribe for any New Securities offered to it pursuant to subparagraph (a) or
(b) above within ten Business Days after the date of receipt of the Subscription Notice, the Company shall have 120 days thereafter to sell the New Securities at a price which is not less than 95% of the price specified in the Subscription Notice and upon terms otherwise no more favorable to the purchasers thereof than the terms specified in the Subscription Notice. In the event the Company has not sold the New Securities within such 120 day period, the Company shall not thereafter issue any New Securities without first offering such New Securities to the Purchaser as required by this Section 8.4.

         (g) The provisions of Section 8.4(a) shall terminate and no longer be of any effect as of the earlier of (i) 24 months after the Closing Date, or (ii) the receipt by the Company of gross proceeds totaling $30 million from the sale of shares of capital stock of the Company or Convertible Securities, other than pursuant to a Company Plan, after the Closing Date.

         (h) In the event that the proposed issuance which gives rise to an offer pursuant to subparagraph (a) or (b) above is a registered public offering by the Company, then the parties agree that (i) the Subscription Notice shall be given upon commencement of preparations for the offering; (ii) for purposes of an offer pursuant to subparagraph (a) above, the purchase price shall be equal to the average closing sale price of the Common Stock for the ten trading days immediately preceding delivery of the Subscription Notice; (iii) for purposes of an offer pursuant to subparagraph (b) above, the purchase price shall be equal to the price at which the shares are sold in the public offering, and (iv) if the Purchaser fails to subscribe for any New Securities offered to it pursuant to subparagraph (a) or (b) above, then, for the purposes of subparagraph (f) above, the Company shall have 150 days thereafter to sell the New Securities in a registered public offering at any price.

         8.5  No Negotiations, etc.  The Company will not, and will cause the
              ---------------------
Subsidiary and the Company's and the Subsidiary's respective officers, directors, employees, agents or affiliates, not to, directly or indirectly, solicit, authorize, initiate or encourage submission of, any proposal, offer, tender offer or exchange offer from any person or entity (including any of its or their officers or employees) relating to any liquidation, dissolution, recapitalization, merger, consolidation or acquisition or purchase of all or a material portion of the assets of, or any material equity interest in, the Company or the Subsidiary or other similar transaction or business combination involving the Company or the Subsidiary, or, unless the Company shall have determined, based on the advice of counsel to the Company, that the Board of Directors of the Company has a fiduciary duty to do so, (a) participate in any negotiations in connection with or in furtherance of any of the foregoing or (b) permit any person other than the Purchaser and its representatives to have any access to the facilities of, or (c) furnish to any person other than the Purchaser and its representatives any information with respect to, the Company or the Subsidiary in connection with or in furtherance of any of the foregoing. The Company shall promptly notify the Purchaser if any such proposal or offer, or any inquiry from or contact with any person with respect thereto, is made, and shall promptly provide the Purchaser with such information regarding such proposal, offer, inquiry or contact as the Purchaser may request. Notwithstanding the foregoing, this Section 8.5 shall not be deemed to prohibit the Company or its officers, directors, employees, agents and affiliates from initiating, encouraging, negotiating and entering into any acquisition or purchase of a business or assets using shares of the Company's Common Stock as consideration for the acquisition or purchase so long as the number of shares of Common Stock to be issued in the transaction (assuming the exercise or conversion of any Share Acquisition Rights or Convertible Securities to be issued in the transaction) does not exceed 20% of the shares of Common Stock then outstanding.

          8.6  Undertaking to Cooperate in Sales of Shares.  In the event that
               -------------------------------------------
the Purchaser determines to reduce its ownership interest in the Company, the Company will use reasonable efforts to cooperate with and assist the Purchaser (at Purchaser's expense) in connection with sales of shares of the Company's capital stock whether through private placements, market transactions pursuant to Rule 144 or registered offerings pursuant to the Registration Rights Agreement. For so long as the Purchaser continues to hold any Shares (or shares of Common Stock acquired upon conversion thereof which do not qualify for sale pursuant to Rule 144(k)), the Company shall use reasonable efforts to file all annual, quarterly and other reports required to be filed by the Company under
Section 13 or 15(d) of the Exchange Act and the rules and regulations thereunder, as amended from time to time. The Company shall cooperate with the Purchaser (at Purchaser's expense), in such manner as the Purchaser may reasonably request, so as to enable any such sales to be made in accordance with applicable laws, rules and regulations, the requirements of the Company's transfer agent and the reasonable requirements of any broker through which such sales are proposed to be executed.

          8.7  Undertaking to Cooperate in Purchases of Shares.  Subject to
               -----------------------------------------------
Section 10 hereof and to any confidentiality and other contractual or legal restrictions applicable to the Company, the Company will, if requested to do so by the Purchaser, cooperate with and use its best efforts to assist the Purchaser in identifying existing shareholders of the Company who may be interested in selling shares of Common Stock, and, once any such potential seller is identified, will cooperate with the Purchaser (at Purchaser's Expense), in such manner as the Purchaser may reasonably request, so as to enable such purchases to be made in accordance with applicable laws rules and regulations, the requirements of the Company's transfer agent and the reasonable requirements of any broker through which such purchases are proposed to be executed.

          8.8  Regulatory Compliance.
               ---------------------

          (a) As long as the Shares or the Conversion Shares are owned and controlled by the Purchaser or by a nonbank subsidiary of the Purchaser, the Company shall (i) conduct its current activities in conformity with the Federal Reserve's regulations and orders under the BHCA governing such activities, (ii) not engage in any new activities (A) that are impermissible for any bank holding company under the BHCA and (B) until the Purchaser has provided prior notice to the Federal Reserve, if required, under the BHCA of the Purchaser's intent to engage in such activities and, if required, obtained the prior approval of the Federal Reserve under the BHCA to engage in such activities through the Company, and (iii) be subject to supervision and examination by the Federal Reserve; provided, however, that the Company need not comply with this Section 8.8(a) in
-----------------------
the event (i) that the Shares or the Conversion Shares represent less than 5% of any "class of voting shares" (as such term is defined in the Federal Reserve's regulations and orders) of the Company or (ii) that the Purchaser ceases to be regulated as a bank holding company under the BHCA.

          (b) Following the assignment and transfer of the Shares or the Conversion Shares to a national bank subsidiary of the Purchaser and, following such assignment and transfer, for as long as the Shares or the Conversion Shares are owned and controlled by a national bank subsidiary of the Purchaser, the Company shall (i) conduct its current activities in conformity with the OCC's regulations and orders under the National Bank Act governing such activities, (ii) not engage in any new activities (A) that are impermissible for any national bank under the National Bank and (B) until the Purchaser has provided prior notice to the OCC, if required, under the National Bank Act of the Purchaser's intent to engage in such activities and, if required, obtained the prior approval of the OCC under the National Bank Act to engage in such activities through the Company, and
(iii) be subject to supervision and examination by the OCC; provided, however, that the Purchaser shall not assign or transfer the Shares or the Conversion Shares to a national bank subsidiary of the Purchaser, unless and until the Purchaser determines, in its reasonable discretion, that the Company would be deemed to be an "affiliate" of Purchaser for purposes of Section 23A of the Federal Reserve Act as a result of Purchaser's ownership of the Shares or the Conversion Shares or any shares of Common Stock of the Company which Purchaser may acquire in its discretion in accordance with the terms of this Agreement or as a result of Purchaser's representation on the Company's Board of Directors or as otherwise as required by Section 23A of the Federal Reserve Act.

          8.9  Restriction on Company Plans.  Without the prior written consent
               ----------------------------
of Purchaser, the Company shall not (i) increase the number of shares available for issuance under, any of the Company Plans, (ii) adopt any other stock-related plans not listed on Schedule 5.3 hereto, (iii) grant additional restricted stock awards other than pursuant to the Founding Managers' Incentive Compensation Plan or (iv) take any action to reprice or regrant any Convertible Securities issued pursuant to any Company Plan; provided that, notwithstanding the foregoing, the
                              -------------
Company may take such actions in connection with an Additional Employee Issuance, so long as the aggregate number of shares of capital stock which are issued or issuable pursuant to any Additional Employee Issuance shall not exceed 1,000,000 shares of Common Stock (including no more than 250,000 shares of Common Stock pursuant to restricted stock awards not made under the Founding Managers' Incentive Compensation Plan).

          8.10 Termination of Certain Covenants.  Subject to any earlier
               --------------------------------
termination provided for therein, the covenants of the Company in Section 8 (other than Section 8.8) and the proviso in the last sentence of Section 7.1 (i) will terminate and no longer be of any force or effect on the earliest to occur of (a) December 31, 2002, (b) the date on which the Purchaser owns less than 5% of the Company's outstanding shares of Common Stock (assuming for this purpose the conversion of the Shares and any other Convertible Securities) or (c) a Purchaser Default. The covenants of the Company in Sections 8.4, 8.5, 8.7 and
8.9 will also terminate (a) upon the closing of an acquisition of the Purchaser if the Purchaser is acquired in a transaction pursuant to which the acquiror obtains the right to dictate a substantial majority of the Board of Directors of Purchaser; or (b) if the Purchaser sells more than 20% of its shares of Common Stock of the Company during any 90-day period, provided that sales of shares of
                                               -------------
Common Stock for this purpose shall not include any shares sold by the Purchaser because it was necessary or desirable to do so for regulatory reasons.

     9.   Mutual Covenants.
          ----------------

          9.1  Regulatory Approvals.  The Purchaser and the Company will use all
               --------------------
reasonable efforts and will cooperate with each other in the preparation and filing, as soon as practicable, of all notices, applications or other documents required to obtain the regulatory approvals and consents necessary to satisfy the condition set forth in Section 7.3(a), and will provide copies of the non-confidential portions of such applications, filings and related correspondence to the other party. Prior to filing each application, registration statement or other document with the applicable regulatory authority, each party will provide the other party with an opportunity to review and comment on the non-confidential portions of each such application, registration statement or other document. Each party will use all reasonable efforts and will cooperate with the other party in taking any other actions necessary to obtain such regulatory or other approvals and consents, including participating in any required hearings or proceedings. Subject to the terms and conditions herein provided, each party will use all reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable to consummate and make effective as promptly as practicable the transactions contemplated by this Agreement and the Flow and Service Provider Agreements. Notwithstanding any provision to the contrary contained herein, no later than five days after the execution of this Agreement (a) the Purchaser and the Company shall file with the Federal Trade Commission and the Department of Justice the appropriate documents pursuant to the rules and regulations promulgated under Title 11 of the HSR Act reporting the sale of the Shares to the Purchaser, and (b) the Purchaser shall file with the Federal Reserve the applicable notices, applications and other documents required to obtain the approval and consent of the Federal Reserve to the sale of the Shares to the Purchaser.

          9.2  Brokers and Finders Fees.  Each of the parties hereto will
               ------------------------
indemnify and hold the other party harmless against any and all liability to any Person with respect to any commission, fee or other compensation as a finder or broker, or in any similar capacity, that may be payable or is determined to be payable in connection with the transactions contemplated by this Agreement by reason of any act or omission of the indemnifying party.

          9.3  Notification of Certain Matters.  Each party shall give prompt
               -------------------------------
notice to the other parties of (a) the occurrence or failure to occur of any event or the discovery of any information, which occurrence, failure or discovery would be likely to cause any representation or warranty on its part contained in this Agreement to be untrue or inaccurate when made, at the Closing Date or at any time prior to the Closing Date, and (b) any failure of such party to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder.

          9.4  Takeover Laws.  No party shall take any action that would cause
               -------------
the purchase and sale of the Shares or the granting to Purchaser of Board representation rights, the right of first refusal and the preemptive right pursuant to Sections 8.3 and 8.4 of this Agreement to be subject to requirements imposed by any Takeover Law and each party shall take all necessary steps within its control to exempt (or ensure the continued exemption of) the transactions listed above, or if necessary challenge the validity or applicability of, any applicable Takeover Law, as now or hereafter in effect, including, without limitation, Section 203 of the DGCL, or any other Takeover Laws that purport to apply to this Agreement, or the transactions contemplated hereby.

          9.5  Negotiation.  Each party agrees that it will use its best efforts
               -----------
and negotiate in good faith to resolve any issues that arise during the drafting and negotiation of the Flow Agreement and the Service Provider Agreement.

     10.  Purchaser's Standstill Agreement.  Unless such action shall have been
          --------------------------------
consented to in writing by the Board of Directors of the Company, Purchaser agrees that neither it nor any of its affiliates will, either directly or indirectly, (a) acquire over 50% of the Company's outstanding capital stock; (b) effect or propose (whether publicly or otherwise) to effect, participate in or cause (i) any tender or exchange offer or merger or other business combination involving the Company, (ii) any recapitalization, restructuring, liquidation, dissolution or other extraordinary transaction with respect to the Company or
(iii) any "solicitation" of "proxies" (as such terms are used in proxy rules of the Commission) or consents to vote any voting securities of the Company, (c) form, join or in any way participate in a "group" (as defined under the Exchange
Act), or (d) take any action which might force the Company to make a public announcement regarding any of the types of matters set forth in (a), (b) or (c) above. The covenant of the Purchaser in this Section 10 will terminate and no longer be of any force or effect on the earlier of December 31, 2002 and the date on which the Purchaser and its Affiliates in the aggregate own less than 5% of the Company's outstanding shares of Common Stock (assuming for this purpose the conversion of the Shares and any other Convertible Securities).

     11.  Termination.
          -----------

          11.1  Methods of Termination.  Prior to Closing, this Agreement may be
                ----------------------
terminated as follows:

          (a)   by the mutual consent of the parties hereto;

          (b) by either the Purchaser or the Company if there has been a misrepresentation, breach of warranty or breach of covenant on the part of the other party under this Agreement;

          (c) by either the Purchaser or the Company, if any of the conditions to such party's obligation to consummate the transactions contemplated in this Agreement shall have become impossible to satisfy;

          (d) by either the Purchaser or the Company if the Closing shall not have been consummated by December 31, 1998; provided that, neither the Company
                                            --------
nor the Purchaser will be entitled to terminate this Agreement pursuant to this
Section 12.1(d) if such party's willful breach of this Agreement has prevented the consummation of the transactions contemplated hereby; or

          (e) by the Purchaser if, between the date hereof and the Closing Date, there shall have been any occurrence that has resulted or could reasonably be expected to result in a Material Adverse Effect.

          11.2  Effect of Termination.  In the event of termination of this
                ---------------------
Agreement as provided in Section 11.1, this Agreement shall become void (other than Section 12.15 which shall remain in full force and effect) and there shall be no liability on the part of any party hereto, or their respective stockholders, officers, or directors.

     12.  Miscellaneous.
          -------------

          12.1  Press Releases and Announcements.  No party hereto shall issue
                --------------------------------
any press release (or make any other public announcement) related to this Agreement or the transactions contemplated hereby without prior written approval of the other party hereto, except as may be necessary, in the opinion of counsel to the party seeking to make disclosure, to comply with any applicable laws, including securities laws. If any such press release is so required, the party making such disclosure shall, to the extent practicable, consult with the other party prior to making such disclosure, and the parties shall use all reasonable efforts, acting in good faith, to agree upon a text for such disclosure which is satisfactory to all of the parties.

          12.2  Entire Agreement.  This Agreement (including the exhibits,
                ----------------
schedules and other documents referred to herein), the Flow Agreement, the Service Provider Agreement and the Registration Rights Agreement contain the entire understanding between the parties hereto with respect to the subject matter hereof and thereof and supersede any prior understandings, agreements or representations, written or oral, relating to the subject matter hereof and thereof.

          12.3. Counterparts.  This Agreement may be executed in separate
                ------------
counterparts, each of which will be an original and all of which taken together shall constitute one and the same agreement, and any party hereto may execute this Agreement by signing any such counterpart.

          12.4  Severability.  Whenever possible, each provision of this
                ------------
Agreement shall be interpreted in such a manner as to be effective and valid under applicable law but if any provision of this Agreement is held to be invalid, illegal or unenforceable under any applicable law or rule, the validity, legality and enforceability of the other provisions of this Agreement will not be affected or impaired thereby.

          12.5  Successors and Assigns. This Agreement shall be binding upon and
                ----------------------
inure to the benefit of the parties hereto and their respective heirs, personal representatives and, to the extent permitted by Section 12.6, successors and assigns.

          12.6  Assignment.  This Agreement and the rights and obligations of
                ----------
the parties hereunder shall not be assignable, in whole or in part, by either party without the prior written consent of the other party.

          12.7  Modification, Amendment, Waiver or Termination.  No provision of
                ----------------------------------------------
this Agreement may be modified, amended, waived or terminated except by an instrument in writing signed by the parties to this Agreement. No course of dealing between the parties will modify, amend, waive or terminate any provision of this Agreement or any rights or obligations of any party under or by reason of this Agreement.

          12.8  Notices.  All notices, consents, requests, instructions,
                -------
approvals or other communications provided for herein shall be in writing and delivered by personal delivery, overnight courier, mail or electronic facsimile addressed to the receiving party at the address set forth herein. All such communications shall be effective when received.

Notices to the Purchaser:                with a copy to:
------------------------                 --------------
U.S. Bancorp                             Dorsey & Whitney LLP
601 Second Avenue South                  220 South Sixth Street
Minneapolis, Minnesota 55402             Minneapolis, Minnesota 55402
Attention: Lee R. Mitau, Esq.            Attention: Elizabeth C. Hinck, Esq.
Telecopy: (612) 973-4333                 Telecopy: (612) 340-8738

Notices to the Company:                  with a copy to:
----------------------                   --------------
New Century Financial Corporation        O'Melveny & Myers LLP
18400 Von Karman, Suite 1000             610 Newport Center Drive, 17th Floor
Irvine, California 92612                 Newport Beach, California 92660
Attention: Brad A. Morrice               Attention: Karen K. Dreyfus, Esq.
Telecopy: 949-440-7033                   Telecopy: 949-823-6994

Any party may change the address set forth above by notice to each other party given as provided herein.

          12.9  Headings.  The headings contained in this Agreement are for
                --------
reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

          12.10 Governing Law.  All matters relating to the interpretation,
                -------------
construction, validity and enforcement of this Agreement shall be governed by the internal laws of the state of Delaware, without giving effect to any choice of law provisions thereof.

          12.11  Third-Party Benefit.  Nothing in this Agreement, express or
                 -------------------
implied, is intended to confer upon any other person any rights, remedies, obligations or liabilities of any nature whatsoever.

          12.12  Survival of Representations and Warranties.  Notwithstanding
                 ------------------------------------------
any investigation made by either of the par-ties hereto and notwithstanding the Closing or any actions taken after the execution hereof, the representations and warranties made in this Agreement shall survive for 18 months after the Closing Date, except for the representation and warranty in Section 5.11 which shall survive the Closing indefinitely. Purchaser shall not assert a claim against the Company for a breach or breaches of the representations and warranties made in this Agreement unless and until Purchaser has a claim or claims for damages, liabilities, losses or expenses arising from or relating to such breach or breaches ("Losses") in excess of $300,000 in the aggregate (the "Basket Amount"); provided that once Purchaser has a claim or claims for aggregate Losses in excess of the Basket Amount it shall be entitled to assert a claim against the Company for the entire amount of Purchaser's aggregate Losses.

          12.13  Jurisdiction and Venue.  This Agreement may be enforced in any
                 ----------------------
federal court or state court sitting in California, and each party consents to the jurisdiction and venue of any such court and waives any argument that venue in such forum is not convenient. If any party commences any action under any tort or contract theory arising directly or indirectly from the relationship created by this Agreement in another jurisdiction or venue, the other party to this Agreement shall have the option of transferring the case to the above-described venue or jurisdiction or, if such transfer cannot be accomplished, to have such case dismissed without prejudice.

          12.14  Remedies.  The parties agree that money damages may not be an
                 --------
adequate remedy for any breach of the provisions of this Agreement and that any party may, in its discretion, apply to any court of law or equity of competent jurisdiction for specific performance and injunctive relief in order ' to enforce or prevent any violations this Agreement, and any party against whom such proceeding is brought hereby waives the claim or defense that such party has an adequate remedy at law and agrees not to raise the defense that the other party has an adequate remedy at law.

          12.15  Expenses.  Except as otherwise expressly provided for herein,
                 --------
each party will pay its own expenses (including attorneys' and accountants' fees) incurred in connection with the negotiation of this Agreement, the performance of its respective obligations hereunder and the consummation of the transactions contemplated by this Agreement (whether consummated or not).

          IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered by their proper and duly authorized representatives as of the day and year first above written.

                                  NEW CENTURY FINANCIAL CORPORATION

                                  By:  /s/ Robert K. Cole
                                       ------------------------------------

                                       Its: Chairman and Chief Executive Officer

                                  U.S. BANCORP

                                  By:  /s/ Susan E. Lester
                                       ------------------------------------

                                       Its: Executive Vice President and Chief
                                            Financial Officer

                                    EXHIBITS

EXHIBIT A......................................... Form of Shareholder Agreement

EXHIBIT B............................................... Terms of Flow Agreement

EXHIBIT C................................... Terms of Service Provider Agreement

EXHIBIT D................................... Form of Certificate of Designations

EXHIBIT E.................................................. Disclosure Schedules

EXHIBIT F................................. Form of Registration Rights Agreement

                                                                       EXHIBIT A
                                                                       ---------

                             SHAREHOLDER AGREEMENT

          SHAREHOLDER AGREEMENT, dated as of October ____, 1998, between, a Delaware corporation ("Purchaser"), and _____________________ ("Shareholder").

          WHEREAS, Purchaser and New Century Financial Corporation, a Delaware corporation (the "Company"), are entering into a Preferred Stock Purchase Agreement, dated the date hereof (the "Purchase Agreement"), which provides for the purchase of shares of the Company's Series 1998A Convertible Preferred Stock by the Purchaser;

          WHEREAS, Shareholder is the beneficial owner of approximately ______% of the outstanding common stock, par value $.01 per share, of the Company (the "Common Stock");
and

          WHEREAS, as a condition to the willingness of Purchaser and the Company to enter into the Purchase Agreement, Shareholder has agreed to certain restrictions on his ability to sell the shares of Common Stock owned by him as of the date hereof and any shares acquired by Shareholder after the date hereof (including any shares acquired pursuant to the exercise of any rights to purchase or otherwise acquire shares) (the "Shares") as provided in this Agreement.

          NOW, THEREFORE, the parties hereby agree as follows:

          1.  Right of First Refusal.
              ----------------------

              (a) If, after the date hereof, Shareholder should decide to sell, transfer or otherwise dispose of any or all of the Shares (other than any Permitted Transfers as defined in Section 3), Shareholder shall first offer to sell such Shares to the Purchaser upon substantially the same terms and conditions as Shareholder is proposing to sell such Shares to others.

              (b) In the event that Shareholder is required to make an offer of Shares to the Purchaser pursuant to this Agreement, Shareholder shall give the Purchaser written notice of such offer, indicating the estimated price and the general terms upon which Shareholder proposes to sell the Shares (the "Sale Notice"). The Purchaser shall have ten business days from the date of receipt of any Sale Notice to subscribe for the purchase of such Shares for the price and upon the general terms specified in the Sale Notice by giving written notice to Shareholder. The closing of the sale of the Shares to the Purchaser shall take place within the later of (i) ten business days after the delivery of such notice to Shareholder, or (ii) three business days after all necessary regulatory or governmental filings, authorizations or approvals, if any, required to consummate such purchase shall have been duly made or obtained and all statutory waiting

                                      -1-                              Exhibit A
      periods in respect thereof shall have expired; provided that, if such
                                                     -------- ----
      closing has not occurred within 90 days after the date of delivery of Purchaser's notice to the Shareholder, the Shareholder shall have the right to sell such Shares without regard to the limitations of paragraph
      (c) below. The Purchaser agrees that it will use all reasonable efforts to make any such filing and obtain any such authorization or approval as promptly as practicable. In the event that making such filing or obtaining such authorization or approval takes more than 60 days after the delivery of such notice to Shareholder, the Purchaser will use reasonable efforts to arrange for a six-month line of credit for the Shareholder.

              (c) In the event that the Purchaser fails to subscribe for the purchase of all of the Shares offered to it pursuant to this Agreement within ten business days after the date of receipt of a Sale Notice, Shareholder shall have 120 days thereafter to sell the Shares at a price which is not less than 95% of the price specified in the Sale Notice and upon terms otherwise no more favorable to the purchasers thereof than the terms specified in the Sale Notice. In the event Shareholder has not sold the Shares within such 120 day period, Shareholder shall not thereafter sell any Shares without first offering such Shares to the Purchaser as required by this Agreement.

          2. No Preclusive Agreements. The Shareholder shall not enter into any
             ------------------------
agreement or understanding with any Person (as defined in Section 5), including any voting, lock-up or option agreement, the effect of which would be inconsistent with or violate the provisions and agreements contained in Section 5 or would preclude the Purchaser from exercising its rights pursuant to Section 5.

          3. Permitted Transfers. "Permitted Transfers" mean (a) any transfer of
             -------------------
Shares by gift or otherwise not for value if, at or before the transfer, the transferee executes an instrument (i) acknowledging that the Shares being acquired are subject to the provisions of this Agreement, and (ii) agreeing to be bound by the terms and conditions of this Agreement with respect to the Shares, (b) any sale of Shares by a pledgee or by Shareholder after a default in an obligation secured by a bona fide pledge of the Shares by Shareholder as security for a loan (including a margin loan), (c) any transfer by Shareholder to Shareholder's spouse in conjunction with any consent decree or other settlement order relating to Shareholder's pending divorce proceeding and (d) sales of Shares in accordance with Rule 144 promulgated under the Securities Act of 1933, or any successor rule ("Rule 144 Sales"), not to exceed in the aggregate during any 365-day period 0.50% of the shares of Common Stock outstanding at the beginning of the calendar year of such sale, provided that no Trigger Date (as defined in Section 5) has occurred within the nine-month period prior to any such Rule 144 Sale and provided further that prior to each such Rule 144 Sale (x) Shareholder shall have given Purchaser notice (the " 144 Sale Notice") in accordance with the special notice provisions of Section 14 hereof of his intention to sell Shares in accordance with this Section 3(d) (which 144 Sale Notice shall include the number of Shares (the "144 Shares") that Shareholder intends to sell and Shareholder's offer to sell such 144 Shares to Purchaser at the price determined pursuant to this Section 3(d)) and (y) prior to the expiration of the Acceptance Window (as defined in the next sentence), Purchaser has not communicated (by phone or by facsimile) its agreement to purchase the 144 Shares from

                                      -2-                              Exhibit A

Shareholder. For purposes of this Section 3(d), the Acceptance Window shall end at 3:30 p.m. Central Time on the day of receipt by Purchaser of the 144 Sale Notice unless such 144 Sale Notice was received after 2:00 p.m. Central Time on a business day or was received on a non-business day, in which case the Acceptance Window would end at 8:30 a.m. Central Time on the next business day following receipt by Purchaser of the 144 Sale Notice. If Purchaser timely agrees to purchase the 144 Shares, the purchase shall close by wire transfer of same day funds within three business days of such agreement to purchase, and the purchase price per share shall be the most recent sale price on the Nasdaq market prior to time at which Purchaser communicated its acceptance to Shareholder.

          4. Representations and Warranties of Shareholder. Shareholder
             ---------------------------------------------
represents and warrants to Purchaser that:

             (a) this Agreement has been duly executed and delivered by Shareholder and constitutes a valid and legally binding obligation of Shareholder enforceable in accordance with its terms;

             (b) Shareholder is not subject to or obligated under any provision of (i) any contract, (ii) any license, franchise or permit or (iii) any law, regulation, order, judgment or decree which would be breached or violated by his execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby;

             (c) no authorization, consent or approval of, or any filing with, any public body or authority is necessary for consummation by him of the transactions contemplated by this Agreement;

             (d) as of the date of this Agreement, the Shares consist of _____ shares of Common Stock (including ______ shares of Common Stock which represent shares that would be acquired by Shareholder if all of the rights to purchase or otherwise acquire shares of Common Stock held by Shareholder on the date hereof were exercised); and

             (e) except as set forth on Schedule 1 hereto on the date hereof Shareholder has, and he will have at the time of any purchase by Purchaser of the Shares, good and marketable title to the Shares free and clear of all claims, liens, charges, encumbrances and security interests.

          5. Voting Agreement. The Shareholder hereby agrees that, if a Trigger
             ----------------
Date (as defined herein) occurs on or before December 31, 2002, in connection with the Acquisition Transaction relating to the Trigger Date, he shall vote (or cause to be voted) at any meeting of the holders of the Common Stock, however called, or in connection with any written consent of the holders of the Common Stock, the Shares held of record by him or with respect to which he has or shares the power to vote, whether now owned or hereafter acquired, (i) in favor of approval of a Purchaser Transaction (as defined herein) and any actions required in furtherance thereof and hereof, and (ii) except as otherwise agreed to in writing in advance by Purchaser, against (A) any

                                      -3-                              Exhibit A
action or agreement that is intended, or could reasonably be expected, to impede, interfere with, delay, postpone, or materially adversely affect a Purchaser Transaction; (B) any Competing Transaction; (C) any change in a majority of the persons who constitute the board of directors of the Company; or
(D) any change in the capitalization of the Company or any amendment of the Company's Certificate of Incorporation or Bylaws. Such Shareholder shall not enter into any agreement or understanding with any Person (as defined herein) the effect of which would be inconsistent with or violate the provisions and agreements contained in this Section 5. Notwithstanding the foregoing, the Shareholder shall have the right to vote at any meeting of the Board of Directors of the Company (or by written consent of the directors) in his capacity as a director of the Company in his sole discretion and to comply with his fiduciary duties as a director of the Company under applicable law.

     For purposes of this Agreement, the following terms shall have the following respective meanings:

     "Acquisition Transaction" shall mean any of the following actions: (A) any
      -----------------------
extraordinary corporate transaction, such as a merger, consolidation or other business combination involving the Company; or (B) a sale, lease or transfer of a material amount of assets of the Company, or a reorganization, recapitalization, dissolution or liquidation of the Company.

     "Competing Transaction" shall mean an Acquisition Transaction involving any
      ---------------------
Person other than Purchaser or an affiliate of Purchaser.

     "Person" shall mean an individual, corporation, partnership, joint venture,
      ------
association, trust, unincorporated organization or other entity.

     "Purchaser Transaction" shall mean an Acquisition Transaction by Purchaser
      ---------------------
or an affiliate of Purchaser.

     "Trigger Date" shall mean the date the Company receives a bonafide proposal
      ------------
regarding an Acquisition Transaction (a "Proposal"), unless, within 15 days of the date Purchaser is notified in writing of all material terms of such Proposal, the Purchaser has failed to make an offer that is similar to, and on terms no less favorable to the Company and its shareholders than, such Proposal. Notwithstanding the foregoing, a Trigger Event shall not be deemed to have occurred if: (i) prior to the date of a definitive agreement with respect to a Purchaser Transaction, the terms of the Proposal are improved or a new proposal regarding an Acquisition Transaction that is financially superior to such original proposal (a "Superior Proposal") is received by the Company and the Purchaser fails to match such improved terms or such Superior Proposal within five business days of Purchaser's receipt of written notice of all material terms thereof; or (ii) the Purchaser withdraws its offer.

          6. Irrevocable Proxy. The Shareholder agrees that he will, promptly
             -----------------
following any Trigger Date, execute and deliver, or cause to be executed and delivered, an

                                      -4-                              Exhibit A
irrevocable proxy, in form and substance reasonably satisfactory to Purchaser, appointing Purchaser or any designee of Purchaser as such Shareholder's agent, attorney and proxy, to vote (or cause to be voted) the Shares held of record by him or with respect to which he has the power to vote, whether now owned or hereafter acquired, in the manner provided in Section 5, and to execute and deliver, or cause to be executed and delivered such additional or further transfers, assignments, endorsements, consents and other instruments as the Purchaser may reasonably request for the purpose of effectively carrying out the transactions contemplated by Section 5 and to vest the power to vote the Shares as contemplated by Section 5.

          7.  Term.  This Agreement shall terminate on the earlier of December
              ----
31, 2002 or the date on which all of Purchaser's rights under Section 8.4 of the Purchase Agreement have terminated; provided that if a Trigger Date has occurred prior to December 31, 2002, the Shareholder's agreement in Section 5 shall survive with respect to such Trigger Date.

          8.  Capacity.  The parties hereby agree that Shareholder is executing
              --------
this Agreement solely in his individual capacity. Nothing contained in this Agreement shall limit or otherwise affect Shareholder's conduct or exercise of his fiduciary duties as a director of the Company.


          9.  Counterparts.  This Agreement may be executed in separate
              ------------
counterparts, each of which will be an original and all of which taken together shall constitute one and the same agreement, and any party hereto may execute this Agreement by signing any such counterpart.

          10. Severability.  Whenever possible, each provision of this
              ------------
Agreement shall be interpreted in such a manner as to be effective and valid under applicable law but if any provision of this Agreement is held to be invalid, illegal or unenforceable under any applicable law or rule, the validity, legality and enforceability of the other provisions of this Agreement will not be affected or impaired thereby.

          11. Successors and Assigns.  This Agreement shall be binding upon and
              ----------------------
inure to the benefit of the parties hereto and their respective heirs, personal representatives and, to the extent permitted by paragraph 12, successors and assigns.

          12. Assignment.  This Agreement and the rights and obligations of the
              ----------
parties hereunder shall not be assignable, in whole or in part, by either party without the prior written consent of the other party.

          13. Modification, Amendment, Waiver or Termination.  No provision of
              ----------------------------------------------
this Agreement may be modified, amended, waived or terminated except by an instrument in writing signed by the parties to this Agreement. No course of dealing between the parties will modify, amend, waive or terminate any provision of this Agreement or any rights or obligations of any party under or by reason of this Agreement.

                                      -5-                              Exhibit A

          14.  Notices.  Except for notices to be given in connection with a
               -------
Rule 144 Sale in accordance with Section 3(d) herein, all notices, consents, requests, instructions, approvals or other communications provided for herein shall be in writing and delivered by personal delivery, overnight courier, mail, or electronic facsimile addressed to the receiving party at the address set forth herein. All such communications shall be effective when received.

Notices to the Purchaser:              with a copy to:
------------------------               --------------

U.S. Bancorp                           Dorsey & Whitney LLP
601 Second Avenue South                220 South Sixth Street
Minneapolis, Minnesota 55402           Minneapolis, Minnesota 55402
Attention: Lee R. Mitau, Esq.          Attention: Elizabeth C. Hinck, Esq.
Telecopy: (612) 973-4333               Telecopy: (612) 340-8738

Notices to Shareholder:                with a copy to:
----------------------                 --------------

[Name]                                 [Counsel]
[Address]                              [Address]
Attention:_________________________    Attention:_________________________
Telecopy:__________________________    Telecopy:__________________________

Any party may change the address set forth above by notice to each other party given as provided herein.

     Any Rule 144 Sale Notice required to be given to Purchaser must be given by a live telephone communication (i.e., not by voice-mail) directly to one of the following persons or to such other persons as may be designated in writing from time to time by Purchaser:

     ________________________________________

     ________________________________________

     ________________________________________

     ________________________________________


          15.  Governing Law.  All matters relating to the interpretation,
               -------------
construction, validity and enforcement of this Agreement shall be governed by the internal laws of the state of Delaware, without giving effect to any choice of law provisions thereof.

          16.  Third-Party Benefit. Nothing in this Agreement, express or
               -------------------
implied, is intended to confer upon any other person any rights, remedies, obligations or liabilities of any nature whatsoever.

          17.  Survival of Representations and Warranties.  Notwithstanding any
               ------------------------------------------
investigation made by either of the parties hereto and notwithstanding the Closing or any actions

                                      -6-                              Exhibit A
taken after the execution hereof, the representations and warranties made in this Agreement shall survive for the term of this Agreement.

          18.  Remedies.  The parties agree that money damages may not be an
               --------
adequate remedy for any breach of the provisions of this Agreement and that any party may, in its discretion, apply to any court of law or equity of competent jurisdiction for specific performance and injunctive relief in order to enforce or prevent any violations this Agreement, and any party against whom such proceeding is brought hereby waives the claim or defense that such party has an adequate remedy at law and agrees not to raise the defense that the other party has an adequate remedy at law.

                                      -7-                              Exhibit A

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.



                                    U.S. BANCORP


                                    By: _______________________________________
                                    Its:

                                    SHAREHOLDER


                                    ___________________________________________

                                      -8-                             Exhibit A

                                                                       EXHIBIT D

                       NEW CENTURY FINANCIAL CORPORATION


                          CERTIFICATE OF DESIGNATIONS
                                      FOR
                    SERIES 1998A CONVERTIBLE PREFERRED STOCK

         (Pursuant to Delaware General Corporation Law, Section 151(g))
______________________________________________________________________________

     The undersigned, being respectively the Chairman and Chief Executive Officer and the Secretary of New Century Financial Corporation (the "Corporation"), a corporation organized and existing under the Delaware General
 -----------
Corporation Law, in accordance with the provisions of the Delaware General Corporation Law, Section 151(g), do hereby certify that:

     Pursuant to the authority vested in the Board of Directors of the Corporation by the Certificate of Incorporation of the Corporation, the Board of Directors on November 19, 1998, in accordance with the Delaware General Corporation Law, Section 151, duly adopted the following resolution establishing a series of 20,000 shares of the Corporation's Preferred Stock, to be designated as its Series 1998A Convertible Preferred Stock:

     RESOLVED, that pursuant to the authority vested in the Board of Directors of the Corporation (the "Board of Directors") by the Certificate of
                         ------------------
Incorporation of the Corporation, the Board of Directors hereby establishes a series of Series 1998A Convertible Preferred Stock, of the Corporation and hereby states the number of shares, and fixes the powers, designations, preferences and relative, participating, optional and other rights, and the qualifications, limitations and restrictions thereof, of such series of shares as follows:

                    SERIES 1998A CONVERTIBLE PREFERRED STOCK

     Section 1.  Designation; Number of Shares.  The shares of such series shall
                 -----------------------------
be designated as "Series 1998A Convertible Preferred Stock" (the "Convertible
                                                                  -----------
Preferred Stock"), and the number of shares constituting the Convertible
---------------
Preferred Stock shall be 20,000. Such number of shares may be decreased by resolution of the Board of Directors adopted and filed pursuant to the Delaware General Corporation Law, Section 151(g), or any successor provision; provided, that no such decrease shall reduce the number of authorized shares of Convertible Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, warrants, convertible or exchangeable securities or other rights to acquire shares of Convertible Preferred Stock.

                                                                       Exhibit D

     Section 2.  Stated Capital.  The amount to be represented in the stated
                 --------------
capital of the Corporation for each share of Convertible Preferred Stock shall be $0.01.

     Section 3.  Rank.  The Convertible Preferred Stock shall rank prior to all
                 ----
of the Corporation's Common Stock, par value $.01 per share (the "Common
                                                                  ------
Stock"), now outstanding or hereafter issued, both as to payment of dividends
-----
and as to distributions of assets upon the liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary.

     Section 4.  Dividends and Distributions.  The holders of shares of
                 ---------------------------
Convertible Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for such purpose, dividends at the rate of $75.00 per annum per share. Such dividends shall be fully cumulative, shall accumulate without interest from the date of original issuance of the Convertible Preferred Stock and shall be payable quarterly in arrears in cash on each _________, _________, __________ and __________, commencing________ (provided, that if any such date is a Saturday, Sunday or legal holiday in the place where such dividend is to be paid, then such dividend shall be payable without interest on the next day that is not a Saturday, Sunday or legal holiday) to holders of record as they appear on the stock books of the Corporation on such record dates as shall be fixed by the Board of Directors. Such record dates shall be not more than 60 nor less than 10 days preceding the respective dividend payment dates. The amount of dividends payable per share of Convertible Preferred Stock for each full quarterly dividend period shall be computed by dividing the annual dividend amount by four. The amount of dividends payable for the initial dividend period and for any other period shorter than a full quarterly dividend period shall be computed on the basis of a 360-day year of twelve 30-day months. No dividends or other distributions, other than dividends payable solely in shares of Common Stock or other capital stock of the Corporation ranking junior as to payment of dividends to the Convertible Preferred Stock (such Common Stock and other capital stock being referred to herein collectively as "Junior Dividend Stock"), shall be paid
                                          ---------------------
or set apart for payment on, and no purchase, redemption or other acquisition shall be made by the Corporation of, any shares of Junior Dividend Stock unless and until all accumulated and unpaid dividends on the Convertible Preferred Stock, including the full dividend for the then-current quarterly dividend period, shall have been paid or declared and set apart for payment.

     If at any time any dividend on any capital stock of the Corporation ranking senior as to payment of dividends to the Convertible Preferred Stock (such capital stock being referred to herein as "Senior Dividend Stock") shall be in
                                           ---------------------
default, in whole or in part, no dividend shall be paid or declared and set apart for payment on the Convertible Preferred Stock unless and until all accumulated and unpaid dividends with respect to the Senior Dividend Stock, including the full dividend for the then-current dividend period, shall have been paid or declared and set apart for payment, without interest. No full dividends shall be paid or declared and set apart for payment on any capital stock of the Corporation ranking, as to payment of dividends, on a parity with the Convertible Preferred Stock (such capital stock being referred to herein as "Parity Dividend Stock") for any period unless full cumulative dividends have
 ---------------------
been, or contemporaneously are, paid or declared and set apart for payment on the Convertible Preferred Stock for all dividend

                                                                       Exhibit D
periods terminating on or prior to the date of payment of such full cumulative dividends. No full dividends shall be paid or declared and set apart for payment on the Convertible Preferred Stock for any period unless full cumulative dividends have been, or contemporaneously are, paid or declared and set apart for payment on any Parity Dividend Stock for all dividend periods terminating on or prior to the date of payment of such full cumulative dividends. When dividends are not paid in full upon the Convertible Preferred Stock and any Parity Dividend Stock, all dividends paid or declared and set apart for payment upon shares of Convertible Preferred Stock and Parity Dividend Stock shall be paid or declared and set apart for payment pro rata, so that the amount of dividends paid or declared and set apart for payment per share on the Convertible Preferred Stock and the Parity Dividend Stock shall in all cases bear to each other the same ratio that accumulated and unpaid dividends per share on the shares of Convertible Preferred Stock and Parity Preferred Stock bear to each other.

     Any reference to "distribution" contained in this Section 4 shall not be deemed to include any distribution made in connection with a liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary.

     Section 5.  Liquidation Preference.  In the event of a liquidation,
                 ----------------------
dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of Convertible Preferred Stock shall be entitled to receive out of the assets of the Corporation, whether such assets constitute stated capital or surplus of any nature, an amount equal to the dividends accumulated and unpaid thereon to the date of final distribution to such holders, whether or not declared, without interest, plus a sum equal to $ 1,000 per share, and no more, before any payment shall be made or any assets distributed to the holders of Common Stock or any other capital stock of the Corporation ranking junior as to liquidation rights to the Convertible Preferred Stock (such Common Stock and other capital stock being referred to herein collectively as "Junior Liquidation
                                                              ------------------
Stock"); provided, that such rights shall accrue to the holders of Convertible
-----
Preferred Stock only in the event that the Corporation's payments with respect to the liquidation preferences of the holders of capital stock of the Corporation ranking senior as to liquidation rights to the Convertible Preferred Stock (such capital stock being referred to herein as "Senior Liquidation
                                                       ------------------
Stock") are fully met. If upon liquidation, dissolution or winding up of the
-----
Corporation, the assets of the Corporation available for distribution after the liquidation preferences of any Senior Liquidation Stock are insufficient to pay the holders of the Convertible Preferred Stock and any other capital stock of the Corporation which ranks on a panty as to liquidation rights with the Convertible Preferred Stock, the entire assets of the Corporation then available for distribution shall be distributed ratably among the holders of the Convertible Preferred Stock and any other capital stock of the Corporation which ranks on a panty as to liquidation rights with the Convertible Preferred Stock in proportion to the respective preferential amounts to which each is entitled (but only to the extent of such preferential amounts). After payment in full of the liquidation preference of the shares of the Convertible Preferred Stock, the holders of such shares shall not be entitled to any further participation in any distribution of assets by the Corporation. Neither a consolidation or merger of the Corporation with another corporation nor a sale or transfer of all or part of the Corporation's assets for cash, securities or

                                                                       Exhibit D
other property will be deemed a liquidation, dissolution or winding up of the Corporation for purposes of this Section 5.

     Section 6.  Redemption at Option of the Corporation.
                 ---------------------------------------
     (a) Subject to Section 6(b), the Corporation may not redeem the Convertible Preferred Stock prior to _______________, 2002 [four years from issuance date]. The Corporation, at its option, may, on or after _______, 2002, redeem at any time all, or from time to time any portion, of the Convertible Preferred Stock on any date set by the Board of Directors, at $1,000 per share, plus an amount per share in cash equal to all dividends on the Convertible Preferred Stock accumulated and unpaid on such share, whether or not declared, to the date fixed for redemption (such sum being hereinafter referred to as the "Redemption Price").
 ----------------

     (b) The Corporation may, at its option, redeem the Convertible Preferred Stock concurrently with an Acquisition Event (as defined herein) if each of the following conditions are met: (i) the Corporation has complied with the covenants contained in Sections 8.4 and 8.5 of the Preferred Stock Purchase Agreement (as defined in Section 8) in all material respects; (ii) the Purchaser (as defined in the Preferred Stock Purchase Agreement) has been notified in writing of all material terms of the Acquisition Proposal (as defined herein) that relates to such Acquisition Event; and (iii) either (A) such Purchaser, within 15 days of the first date on which it had been so notified of such Acquisition Proposal, failed to make an offer that is similar to, and on terms no less favorable to the Company and its shareholders than, the Acquisition Proposal; or (B) prior to the date of a definitive agreement with respect to an Acquisition Transaction with Purchaser or an affiliate of Purchaser, (x) the terms of the Acquisition Proposal are improved or a new proposal regarding an Acquisition Transaction that is financially superior to such original proposal (a "Superior Proposal") is received by the Company and the Purchaser falls to
    -----------------
match such improved terms or such Superior Proposal within five business days of Purchaser's receipt of written notice of all material terms thereof or (y) the Purchaser withdraws its offer. Any redemption pursuant to this Section 6(b) shall be at the Redemption Price, and the redemption date for any such redemption shall not be earlier than, but may be concurrent with, the effective time of the Acquisition Event. For purposes of this Section 6(b), the following terms shall have the following meanings: "Acquisition Proposal" shall mean a
                                          --------------------
proposal relating to any of the following actions: (A) any extraordinary corporate transaction, such as a merger, consolidation or other business combination involving the Company; or (B) a sale, lease or transfer of a material amount of assets of the Company, or a reorganization, recapitalization, dissolution or liquidation of the Company; "Acquisition Transaction" shall mean
                                            -----------------------
any of the actions described in (A) or (B) of the definition of "Acquisition Proposal"; and "Acquisition Event" shall mean the consummation of an Acquisition
                -----------------
Transaction.

     (c)  The following provisions will apply to any redemption pursuant to
Section 6(a) or 6(b):

                                                                       Exhibit D

          (i) In case of the redemption of less than all of the then outstanding Convertible Preferred Stock, the Corporation shall designate by lot, or in such other manner as the Board of Directors may determine, the shares to be redeemed, or shall effect such redemption pro rata. Notwithstanding the foregoing, the Corporation shall not redeem less than all of the Convertible Preferred Stock at any time outstanding until all dividends accumulated and in arrears upon all Convertible Preferred Stock then outstanding shall have been paid for all past dividend periods.

          (ii) Not more than 60 nor less than 30 days prior to the redemption date, notice by first class mail, postage prepaid, shall be given to the holders of record of the Convertible Preferred Stock to be redeemed, addressed to such shareholders at their last addresses as shown on the stock books of the Corporation. Each such notice of redemption shall specify the date fixed for redemption; the redemption price; the place or places of payment; the then-effective Conversion Rate and Conversion Price (as defined in Section 7); that the right of holders of Convertible Preferred Stock called for redemption to exercise their conversion right pursuant to Section 7 shall expire as to such shares at the close of business on the date fixed for redemption (provided that there is no default in payment of the Redemption Price); that payment of the Redemption Price will be made upon presentation and surrender of certificates representing the shares of Convertible Preferred Stock; that accumulated but unpaid dividends to the date fixed for redemption will be paid on the date fixed for redemption; that accumulated but unpaid dividends will not be paid in the case of a conversion of Convertible Preferred Stock; and that on and after the redemption date, dividends will cease to accumulate on such shares.

          (iii) On or after the date fixed for redemption as stated in such notice, each holder of the shares called for redemption (other than shares which have been duly surrendered for conversion at or before the close of business on the date fixed for redemption) shall surrender the certificate or certificates evidencing such shares to the Corporation at the place designated in such notice and shall thereupon be entitled to receive payment of the Redemption Price. If fewer than all the shares represented by any such surrendered certificate or certificates are redeemed, a new certificate shall be issued representing the unredeemed shares. If, on the date fixed for redemption, funds necessary for the redemption shall be available therefor and shall have been irrevocably deposited or set aside, then, notwithstanding that the certificates evidencing any shares so called for redemption shall not have been surrendered, the dividends with respect to the shares so called shall cease to accumulate on and after the date fixed for redemption, such shares shall no longer be deemed outstanding, the holders thereof shall cease to be shareholders, and all rights whatsoever with respect to such shares (except the right of the holders thereof to receive the Redemption Price without interest upon surrender of their certificates) shall terminate.

     Section 7.  Conversion at Option of Holders.  Holders of Convertible
                 -------------------------------
Preferred Stock may, at their option upon surrender of the certificates therefor, convert any or all of their shares of Convertible Preferred Stock into fully paid and nonassessable shares of Common Stock (and such other securities and property as they may be entitled to, as hereinafter provided) at any time after issuance thereof; provided, that such conversion right shall expire at the close of business on the date, if any, fixed for the redemption of Convertible Preferred Stock in any notice of redemption given pursuant to Section 6 hereof if there is no default in payment of the Redemption Price. Each share of Convertible Preferred Stock shall be convertible at the office of any transfer agent for the Convertible Preferred Stock, and at such other office or offices, if any, as the Board of Directors may designate, into that number of fully paid and nonassessable shares of Common Stock (calculated as to each conversion to the nearest 1/100th of a share) as shall be equal to the Conversion Rate, determined as hereinafter provided, in effect at the time of conversion. Shares of Convertible Preferred Stock may initially be converted into full shares of Common Stock at the rate of 136.24 shares of Common Stock for each share of Convertible Preferred Stock, subject to adjustment from time to time as provided in Section 8 (such conversion rate, as so adjusted from time to time, being referred to herein as the "Conversion
                                                                ----------
Rate"). The "Conversion Price" shall be equal to $1,000 divided by the
----         ----------------
Conversion Rate. Upon conversion, no adjustment or payment shall be made in respect of accumulated and unpaid dividends on the Convertible Preferred Stock surrendered for conversion.

     The right of holders of Convertible Preferred Stock to convert their shares shall be exercised by surrendering for such purpose to the Corporation or its agent, as provided above, certificates representing shares to be converted, duly endorsed in blank or accompanied by proper instruments of transfer. The Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of Common Stock or other securities or property upon conversion of Convertible Preferred Stock in a name other than that of the holder of the shares of Convertible Preferred Stock being converted, nor shall the Corporation shall be required to issue or deliver any such shares or other securities or property unless and until the person or persons requesting the issuance thereof shall have paid to the Corporation the amount of any such tax or shall have established to the satisfaction of the Corporation that such tax has been paid.

     A number of shares of the authorized but unissued Common Stock sufficient to provide for the conversion of the Convertible Preferred Stock outstanding upon the basis hereinbefore provided shall at all times be reserved by the Corporation, free from preemptive rights, for such conversion, subject to the provisions of the next paragraph. If the Corporation shall issue any securities or make any change in its capital structure which would change the number of shares of Common Stock into which each share of the Convertible Preferred Stock shall be convertible as herein provided, the Corporation shall at the same time also make proper provision so that thereafter there shall be a sufficient number of shares of Common Stock authorized and reserved, free from preemptive rights, for conversion of the outstanding Convertible Preferred Stock on the new basis. The Corporation shall comply with all securities laws regulating the offer and delivery of shares of Common Stock upon conversion of the Convertible Preferred Stock and shall use its best efforts to list such shares on each national securities exchange on which the Common Stock is listed or to have such shares admitted for quotation on the Nasdaq National Market if the Common Stock is admitted for quotation thereon.

     Upon the surrender of certificates representing shares of Convertible Preferred Stock to be converted, duly endorsed or accompanied by proper instruments of transfer as provided

                                                                       Exhibit D
above, the person converting such shares shall be deemed to be the holder of record of the Common Stock issuable upon such conversion, and all rights with respect to the shares surrendered shall forthwith terminate except the right to receive the Common Stock or other securities, cash or other assets as herein provided.

     No fractional shares of Common Stock shall be issued upon conversion of Convertible Preferred Stock but, in lieu of any fraction of a share of Common Stock which would otherwise be issuable in respect of the aggregate number of such shares surrendered for conversion at one time by the same holder, the Corporation shall pay in cash an amount equal to the product of (a) the Closing Price of a share of Common Stock (as defined in the next sentence) on the last trading day before the conversion date and (b) such fraction of a share. The "Closing Price" for such day shall be the last reported sale price regular way or, in case no sale takes place on such day, the average of the closing bid and asked prices regular way on such day, in either case as reported on the New York Stock Exchange Composite Tape, or, if the Common Stock is not listed or admitted to trading on such Exchange, on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or, if the Common Stock is not listed or admitted to trading on any national securities exchange, on the Nasdaq National Market System, or, if the Common Stock is not admitted for quotation on the Nasdaq National Market System, the average of the high bid and low asked prices on such day as recorded by the National Association of Securities Dealers, Inc. through Nasdaq, or, if the National Association of Securities Dealers, Inc. through Nasdaq shall not have reported any bid and asked prices for the Common Stock on such day, the average of the bid and asked prices for such day as furnished by any New York Stock Exchange member firm selected from time to time by the Corporation for such purpose, or, if no such bid and asked prices can be obtained from any such firm, the fair market value of one share of the Common Stock on such day as determined in good faith by the Board of Directors of the Corporation.

     Section 8.  Adjustments to Conversion Rate. Notwithstanding anything in
                 ------------------------------
this Section 8 to the contrary, no change in the Conversion Rate shall be made until the cumulative effect of the adjustments called for by this Section 8 since the date of the last change in the Conversion Rate would change the Conversion Rate by more than 1%. However, once the cumulative effect would result in such a change, then the Conversion Rate shall be changed to reflect all adjustments called for by this Section 8 and not previously made. Subject to the foregoing, the Conversion Rate shall be adjusted from time to time as follows:

     (a) In case of any consolidation or merger of the Corporation with any other corporation (other than a wholly owned subsidiary of the Corporation), or in case of any sale or transfer of all or substantially all of the assets of the Corporation, or in case of any share exchange pursuant to which all of the outstanding shares of Common Stock are converted into other securities or property, the Corporation shall, prior to or at the time of such transaction, make appropriate provision or cause appropriate provision to be made so that holders of each share of Convertible Preferred Stock then outstanding shall have the right thereafter to convert such share of Convertible Preferred Stock into the kind and

                                                                       Exhibit D
amount of shares of stock and other securities and property receivable upon such consolidation, merger, sale, transfer or share exchange by a holder of the number of shares of Common Stock into which such share of Convertible Preferred Stock could have been converted immediately prior to the effective date of such consolidation, merger, sale, transfer or share exchange. If in connection with any such consolidation, merger, sale, transfer or share exchange, each holder of shares of Common Stock is entitled to elect to receive either securities, cash or other assets upon completion of such transaction, the Corporation shall provide or cause to be provided to each holder of Convertible Preferred Stock the right to elect the securities, cash or other assets into which the Convertible Preferred Stock held by such holder shall be convertible after completion of any such transaction on the same terms and subject to the same conditions applicable to holders of the Common Stock (including, without limitation, notice of the right to elect, limitations on the period in which such election shall be made and the effect of failing to exercise the election).

     (b) In case the Corporation shall (i) pay a dividend or make a distribution on its Common Stock in shares of its capital stock, (ii) subdivide its outstanding Common Stock into a greater number of shares, (iii) combine the shares of its outstanding Common Stock into a smaller number of shares, or (iv) issue by reclassification of its Common Stock any shares of its capital stock, then in each such case the Conversion Rate in effect immediately prior thereto shall be proportionately adjusted so that the holder of any Convertible Preferred Stock thereafter surrendered for conversion shall be entitled to receive, to the extent permitted by applicable law, the number and kind of shares of capital stock of the Corporation which such holder would have owned or have been entitled to receive after the happening of such event had such Convertible Preferred Stock been converted immediately prior to the record date for such event (or if no record date is established in connection with such event, the effective date for such action). An adjustment pursuant to this subparagraph (b) shall become effective immediately after the record date in the case of a stock dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification.

     (c) (i) In case the Corporation shall issue Additional Shares of Common Stock (as defined herein) (including, without limitation, Additional Shares of Common Stock deemed to be issued pursuant to Section 8(c)(iii)) without consideration or for a consideration per share less than the Current Market Price (as defined herein) calculated as provided herein as of the date of and immediately prior to such issue, then in each such case the Conversion Rate in effect on such issue date shall be adjusted in accordance with the formula

                                                                       Exhibit D

                                     O + N
                       C\\1\\ = C  x
                                     O + N x P
                                         -----
                                           M

where
C\\1\\  =      the adjusted Conversion Rate.
C       =      the current Conversion Rate.
O       =      the number of shares of Common Stock outstanding
               immediately prior to such issue.
N       =      the number of additional shares of Common Stock offered.
P       =      the offering price per share of the additional shares.
M       =      the Current Market Price per share of Common Stock
               immediately prior to such issue.

For the purpose of such calculation, the number of shares of Common Stock outstanding immediately prior to such issue shall be calculated on a fully diluted basis, as if all shares of Convertible Preferred Stock and all Convertible Securities had been fully converted into shares of Common Stock immediately prior to such issuance and any outstanding warrants, options or other rights for the purchase of shares of stock or convertible securities had been fully exercised immediately prior to such issuance (and the resulting securities fully converted into shares of Common Stock, if so convertible) as of such date.

               (ii) For purposes of this Section 8(c), the following definitions shall apply: (A) "Options" shall mean rights, options or warrants to subscribe
                  -------
for, purchase or otherwise acquire either Common Stock or Convertible Securities; (B) "Convertible Securities" shall mean any evidences of
                 ----------------------
indebtedness, shares or other securities convertible into or exchangeable for Common Stock; (C) "Additional Shares of Common Stock" shall mean all shares of
                   ---------------------------------
Common Stock issued (or, pursuant to Section 8(c)(iii), deemed to be issued) by the Corporation after the [issue date of the Convertible Preferred Stock], other than shares of Common Stock issued or issuable: (1) upon conversion of shares of the Convertible Preferred Stock; (2) pursuant to a stock grant, option plan or purchase plan, other employee stock incentive program or agreement approved by the Board of Directors which was disclosed in Schedule 5.3 of the Preferred Stock Purchase Agreement (the "Option Pool"); or (3) pursuant to the terms of
                               -----------
any stock grant, option, warrant, employment agreement or other written obligation, agreement or commitment to which the Corporation was a party as of the [issue date of Convertible Preferred Stock] and which was disclosed in
Schedule 5.3 of the Preferred Stock Purchase Agreement; (D) "Current Market-
                                                             ---------------
Price" shall mean the average of the daily Closing Prices of the Common Stock
-----
(as defined in Section 7) on the 30 consecutive business days commencing 45 business days before such issue date, as applicable; and (E) "Preferred Stock
                                                              ---------------
Purchase Agreement" shall mean the Preferred Stock Purchase Agreement dated
------------------
October 18, 1998 between the Corporation and U.S. Bancorp.

                                                                       Exhibit D

               (iii) In the event the Corporation at any time or from time to time after [issue date of Convertible Preferred Stock] shall issue any Options (other than the issuance of Options pursuant to the Option Pool) or Convertible Securities or shall fix a record date for the determination of holders of any class of securities entitled to receive any such Options or Convertible Securities, then the maximum number of shares (as set forth in the instrument relating thereto without regard to any provisions contained therein for a subsequent adjustment of such number) of Common Stock issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue or, in case such a record date shall have been fixed, as of the close of business on such record date, provided that Additional Shares of Common Stock shall not be deemed to have been issued unless the consideration per share of such Additional Shares of Common Stock would be less than the Current Market Price calculated as provided herein as of the date of and immediately prior to such issue, or such record date, as the case may be, and provided further that in any such case in which Additional Shares of Common Stock are deemed to be issued no further adjustment in the Conversion Price shall be made upon the subsequent issue of Convertible Securities or shares of Common Stock upon the exercise of such Options or conversion or exchange of such Convertible Securities.

               (iv) Upon the expiration of any such Options or any rights of conversion or exchange under such Convertible Securities which shall not have been exercised, the Conversion Price and Conversion Rate computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon such expiration, be recomputed as if:

                    (A) in the case of Convertible Securities or Options for Common Stock the only Additional Shares of Common Stock issued were the shares of Common Stock, if any, actually issued upon the exercise of such Options or the conversion or exchange of such Convertible Securities and the consideration received therefor was the consideration actually received by the Corporation for the issue of all such Options, whether or not exercised, plus the consideration actually received by the corporation upon such exercise, or for the issue of all such Convertible Securities which were actually converted or exchanged, plus the additional consideration, if any, actually received by the Corporation upon such conversion or exchange; and

                    (B) in the case of Options for Convertible Securities only the Convertible Securities, if any, actually issued upon the exercise thereof were issued at the time of issue of such Options, and the consideration received by the Corporation for the Additional Shares of Common Stock deemed to have been then issued was the consideration actually received by the Corporation for the issue of all such Options, whether or not exercised, plus the consideration deemed to have been received by the

                                                                       Exhibit D

Corporation upon the issue of the Convertible Securities or Convertible Preferred Stock with respect to which such Options were actually exercised.

     (e) All calculations hereunder shall be made to the nearest cent or to the nearest 1/100 of a share, as the case may be.

     (f) In the event that at any time, as a result of an adjustment made pursuant to subparagraph (a) or (b) above, the holder of any Convertible Preferred Stock thereafter surrendered for conversion shall become entitled to receive securities, cash or assets other than Common Stock, the number or amount of such securities or property so receivable upon conversion shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in subparagraphs (a) through (e) above.

     Except as otherwise provided above in this Section 8, no adjustment in the Conversion Rate shall be made in respect of any conversion for share distributions or dividends theretofore declared and paid or payable on the Common Stock.

     Whenever the Conversion Rate is adjusted as herein provided, the Corporation shall send to each transfer agent for the Convertible Preferred Stock and the Common Stock, and to the principal securities exchange, if any, on which the Convertible Preferred Stock and the Common Stock is traded, or the Nasdaq National Market if the Convertible Preferred Stock or Common Stock is admitted for quotation thereon, a statement signed by the Chairman of the Board, the President or any Vice President of the Corporation and by its Treasurer or its Secretary stating the adjusted Conversion Rate determined as provided in this Section 8; and any adjustment so evidenced, given in good faith, shall be binding upon all shareholders and upon the Corporation. Whenever the Conversion Rate is adjusted, the Corporation shall give notice by mail at the time of, and together with, the next dividend payment to the holders of record of Convertible Preferred Stock, setting forth the adjustment and the new Conversion Rate and Conversion Price. Notwithstanding the foregoing notice provisions, failure by the Corporation to give such notice or a defect in such notice shall not affect the binding nature of such corporate action of the Corporation.

     Whenever the Corporation shall propose to take any of the actions specified in subparagraphs (a), (b) or (c) of the first paragraph of this Section 8 which would result in any adjustment in the Conversion Rate, the Corporation shall cause a notice to be mailed at least 20 days prior to the date on which the books of the Corporation will close or on which a record will be taken for such action to the holders of record of the outstanding Convertible Preferred Stock on the date of such notice. Such notice shall specify the action proposed to be taken by the Corporation and the date as of which holders of record of the Common Stock shall participate in any such actions or be entitled to exchange their Common Stock for securities or other property, as the case may be.
Failure by the Corporation to give such notice or any defect in such notice shall not affect the validity of the transaction.

                                                                       Exhibit D

     Anything herein to the contrary notwithstanding, no adjustment will be made to the Conversion Price or Conversion Rate by reason of (i) the issuance of Common Stock, Options or Convertible Securities to employees, directors, officers or consultants of the Corporation or any subsidiary of the Corporation pursuant to the Option Pool or the issuance of Common Stock upon the conversion, exercise or exchange thereof, (ii) the issuance of Common Stock upon the conversion, exercise or exchange of Options or Convertible Securities issued and outstanding on the [issue date of the Convertible Preferred Stock], (iii) the issuance of Common Stock upon the conversion of the Convertible Preferred Stock,
(iv) rights to purchase Common Stock pursuant to a Corporation plan for reinvestment of dividends or interest, (v) the issuance of Common Stock upon the exercise, conversion or exchange of Options or Convertible Securities of the Corporation where the Conversion Price had previously been adjusted pursuant to this Section 8 upon the initial issuance of such Options or Convertible Securities. In addition, no adjustment in the Conversion Price need be made for a change in the par value of the Common Stock.

     Section 9.   Convertible Preferred Stock Not Redeemable at Option of
                  -------------------------------------------------------
Holders or Exchangeable; No Sinking Fund. The Convertible Preferred Stock shall
----------------------------------------
not be redeemable upon the request of holders thereof or exchangeable for other capital stock or indebtedness of the Corporation or other property. The shares of Convertible Preferred Stock shall not be subject to the operation of a purchase, retirement or sinking fund.

     Section 10.  Voting Rights.  Except as herein provided or as otherwise
                  -------------
required by law, holders of Convertible Preferred Stock shall be entitled to the same voting rights as, and shall vote together as one class with, holders of Common Stock, with each holder of shares of Convertible Preferred Stock having such voting rights as are attributable to the number of whole shares of Common Stock into which such shares of Convertible Preferred Stock are convertible in accordance with Sections 7 and 8 hereof as of the date of such vote.

     In addition to any matters requiring a separate vote of the Convertible Preferred Stock as a single class under applicable law, the approval of the holders of a majority of the issued and outstanding shares of Convertible Preferred Stock, voting as a class, shall be required as set forth in Section 11 hereof with respect to the priority and rights of the Convertible Preferred Stock hereunder and under the Corporation's Certificate of Incorporation, as amended.

     At each meeting of shareholders at which the holders of shares of Convertible Preferred Stock shall have the right, voting separately as a single class, to take any action, the presence in person or by proxy of the holders of record of at least 50% of the shares of Convertible Preferred Stock outstanding and entitled to vote on the matter shall be necessary and sufficient to constitute a quorum. At each such meeting, each holder of shares of Convertible Preferred Stock shall be entitled to vote for each share of Convertible Preferred Stock then held. In the absence of a quorum of the holders of shares of Convertible Preferred Stock, a majority of the holders of such shares present in person or by proxy shall have the power to adjourn the meeting as to the actions to be taken by the holders of shares of Convertible Preferred Stock from time to time and place to place without notice other than announcement at the meeting until a quorum shall be present.

                                                                       Exhibit D

     Section 11.  Certain Actions Not to be Taken Without Vote of Holders of
                  ----------------------------------------------------------
Convertible Preferred Stock. Without the consent or affirmative vote of the
---------------------------
holders of at least a majority of the outstanding shares of Convertible Preferred Stock, voting separately as a class, the Corporation shall not authorize, create or issue any shares of any other class or series of capital stock ranking senior to the Convertible Preferred Stock as to dividends or upon liquidation. The affirmative vote or consent of the holders of at least a majority of the outstanding shares of the Convertible Preferred Stock, voting separately as a class, shall be required for any amendment, alteration or repeal, whether by merger or consolidation or otherwise, of the Corporation's Certificate of Incorporation (including any certificate of designations establishing any class or series of Preferred Stock of the Corporation) if the amendment, alteration or repeal adversely affects the rights or preferences of the Convertible Preferred Stock; provided, however, that any increase in the authorized Preferred Stock of the Corporation or the creation and issuance of any other capital stock of the Corporation ranking on a parity with or junior to the Convertible Preferred Stock shall not be deemed to materially affect such powers, preferences or special rights.

     Section 12.  Outstanding Shares.  For purposes of this Certificate of
                  ------------------
Designations, all shares of Convertible Preferred Stock shall be deemed outstanding except for (a) shares of Convertible Preferred Stock held of record or beneficially by the Corporation or any subsidiary of the Corporation; (b) from the date of surrender of certificates representing Convertible Preferred Stock for conversion pursuant to Section 7, all shares of Convertible Preferred Stock which have been converted into Common Stock or other securities or property pursuant to Section 7; and (c) from the date fixed for redemption pursuant to Section 6, all shares of Convertible Preferred Stock which have been called for redemption, provided that funds necessary for such redemption are available therefor and have been irrevocably deposited or set aside for such purpose.

     Section 13.  Status of Convertible Preferred Stock Upon Retirement.  Shares
                  -----------------------------------------------------
of Convertible Preferred Stock which are acquired or redeemed by the Corporation or converted pursuant to Section 7 shall be retired pursuant to the Delaware General Corporation Law, Section 243, or any successor provision, and thereupon shall return to the status of authorized and unissued shares of Preferred Stock of the Corporation without designation as to series. Upon the acquisition or redemption by the Corporation or conversion pursuant to Section 7 of all outstanding shares of Convertible Preferred Stock, all provisions of this Certificate of Designations shall cease to be of further effect. Upon the occurrence of such event, the Board of Directors of the Corporation shall have the power, pursuant to the Delaware General Corporation Law, Section 151(g), or any successor provision and without shareholder action, to cause this Certificate of Designations to be eliminated from the Corporation's Certificate of Incorporation.

                                                                       Exhibit D

     IN WITNESS WHEREOF, New Century Financial Corporation has caused this certificate to be signed by [name of officer], its [title], and attested by [name of officer], its [Assistant] Secretary, this ______ day of November, 1998.

                              NEW CENTURY FINANCIAL CORPORATION

                              By:  ________________________________

                              Its: ________________________________

Attest:


By: _______________________


                                                                       Exhibit D

                                                                       EXHIBIT E

                                 SCHEDULE 5.2

                               NON-CONTRAVENTION

     The Third Amended and Restated Credit Agreement by and between New Century Mortgage Corporation and U.S. Bank, as amended, dated May 29, 1998 (the "Credit Agreement"), will be breached by the performance of the Agreement and the consummation of the transactions contemplated thereby. It is a condition to the Company's obligation to issue and the sell the Shares to the Purchaser that (i) the consents, notices, authorizations and approvals required under the Credit Agreement are obtained and (ii) any required amendment to the Credit Agreement arising out of the transactions contemplated by the Agreement is consummated and remains in full force and effect.

                                  SCHEDULE 5.3

                                 CAPITALIZATION


Authorized                  Common Stock      45,000,000
                            Preferred Stock    7,500,000

Issued and
Outstanding (11/10/98)      Common Stock      14,468,916
                            Preferred Stock         None

The outstanding stock of New Century REO Corp. has been pledged to Liquidation Proceeds, Inc., an affiliate of Salomon Smith Barney as security for a $3 million Secured Promissory Note executed by New Century Mortgage Corporation in favor of Liquidation Proceeds, Inc.

Stock-Related Rights
--------------------

1.  1995 Stock Option Plan, as amended.

    The number of shares of Common Stock authorized to be granted pursuant to awards under the Plan is 2,500,000 shares.

    As of October 31, 1998, there were approximately 2,041,820 stock options outstanding under the Plan.


2.  Employee Stock Purchase Plan

    The ESPP entitles participants to purchase Company stock at a 10% discount to the Fair Market Value at certain predetermined times. The maximum aggregate number of shares of Common Stock available under the Plan is 2,000,000 shares.


3.  Founding Managers' Incentive Compensation Plan

    The Plan permits the Founding Managers to receive some or all of their incentive compensation in the form of Restricted Stock. The total number of shares of Common Stock that may be delivered pursuant to Restricted Stock Award Agreements under the Plan is 250,000.


4.  Founding Manager Restricted Stock Awards

    In May 1997, the Founding Managers were each awarded a 92,500 share Restricted Stock Award outside of the Company's Stock Option Plan. The shares subject to the award vest in three equal installments on the first three anniversaries of the grant date.

5.  Comerica Warrants

    Pursuant to the Stock Purchase Agreement dated as of May 30, 1997 between New Century Financial Corporation and Comerica Incorporated, Comerica has been issued the following warrants:

      . A Warrant for 100,000 shares of Common Stock granted on May 30, 1997 at an exercise price of $7.50 per share. The Warrant vests in 3 equal installments on December 31, 1997, 1998 and 1999. It expires on May 30, 2002.

      . A Warrant for 50,000 shares of Common Stock granted on September 15, 1997 at an exercise price of $11.00 per share. The Warrant vests in 3 equal installments on December 31, 1997, 1998 and 1999. It expires on May 30, 2002.

    In addition, Comerica has rights under the Stock Purchase Agreement to receive additional warrants upon achieving the milestones specified below. In each case the warrants will (i) have an $11.00 per share exercise price,
    (ii) vest in 3 equal installments on December 31, 1997, 1998 and 1999, and
    (iii) expire on May 30, 2002.

      1. 25,000 shares upon the funding by New Century Mortgage Corporation of an aggregate of $10.0 million of loans resulting from its First Service Provider Agreement with Comerica.

      2. 25,000 shares upon the execution by Comerica and funding by New Century Mortgage Corporation of an aggregate of $10.0 million of loans resulting from the Second Service Provider Agreement.


6.  PWF Corporation Rights

    The Primewest Funding Merger Agreement provides that a portion of the earnout payments due to Kirk Redding and Paul Akers will be paid in the form of New Century Financial Corporation Common Stock. In addition, certain Stock Appreciation Right Agreements for PWF Corporation key employees provide for payment partly in the form of New Century Financial Corporation Common Stock.

    The size of the aggregate earnout payments is a function of the adjusted earnings of PWF in the 1998, 1999 and 2000 fiscal years, as well as the price-earnings multiple at which New Century Financial Corporation Common Stock is trading at the time of the calculation.

    Based on our assumptions made at the time of the transaction regarding PWF's earnings and assuming a price-earnings ratio of 10 for New Century's Common Stock, we projected that the total dollar value of the Common Stock issued in connection with the PWF earnout would be approximately $6 million. At present, because of the depressed price earnings ratio of New Century Common Stock, this number would be much lower.


7.  Special Option Awards to Non-Employee Directors

    In July 1997 resigning director Harlan Smith was granted 7,500 options outside the Company's Stock Option Plan. The exercise price was $11.00 per share with immediate vesting.

    In September 1998, the Compensation Committee of the Board of Directors made a special Nonqualified Stock Option award to Board Member Fredric Forster of 10,000 options issued outside the 1995 Stock Option Plan. The exercise price was $10.00 per share with vesting in three equal installments on the first three anniversaries of the award date.


8.  Special Option Awards to Founding Managers Holder and Gotschall

    In December 1996, Steve Holder received 80,000 stock options and Ed Gotschall received 40,000 stock options issued outside of the Company's 1995 Stock Option Plan. The options were at an exercise price of $3.50 and vest in three equal annual installments on the first three anniversaries of the grant date.

                                  SCHEDULE 5.5

                    SUBSIDIARIES AND OTHER EQUITY INTERESTS


Subsidiaries
------------

1. New Century Mortgage Corporation, a California corporation wholly-owned by New Century Financial Corporation.

2. PWF Corporation, a California corporation wholly-owned by New Century Financial Corporation.

3. NC Residual Corporation, a Delaware corporation wholly-owned by New Century Mortgage Corporation.

4. New Century REO Corp., a California corporation wholly-owned by New Century Mortgage Corporation.

5. NC Capital Corporation, a California corporation wholly-owned by New Century Mortgage Corporation.


Other Equity Interests
----------------------

1. Qualified Financial Services, Inc., a California corporation. New Century Financial Corporation owns 6.4% of the outstanding Common Stock of Qualified. In addition, NCFC holds Warrants which when exercised and combined with NCFC's existing shares would result in NCFC owning 30% of Qualified.

                                 SCHEDULE 5.6

                                  LIABILITIES


The following additional liabilities were reflected on the Company's balance sheet at September 30, 1998:

1. Loan loss reserves - an additional $1.4 million in reserves, bringing total reserves on the balance sheet to $6.8 million. In addition, the Company sold loans at a loss during the quarter totaling an additional $3 million, which will be classified as "Provision for Losses".

2. Residual reserves - an additional $6.5 million in reserves, bringing total reserves to $10.5 million. The Company is considering allocating some of these reserves to certain residual interests and believes the impairment is in the range of $2.5 million to $4 million.

3.    First Boston - an exit fee of $625,000 will be accrued.

4. Bonuses - $1 million for bonuses will be accrued, in addition to the $100 per loan funded that was accrued throughout the quarter.

The Company also recognized servicing assets for the first time and recorded servicing rights having a value of $2.7 million, representing 30 basis points on ARM sales and 35 basis points on fixed sales for the quarter. Its net income for the quarter ended September 30, 1998 was $8.6 million, or $.57 per share on a diluted basis.

                                  SCHEDULE 5.7

                    ADVERSE INDUSTRY TRENDS AND DEVELOPMENTS


1. Lower Prices in Secondary Mortgage Market - The prices available for sub-prime mortgages in the whole loan market have decreased materially.

2. Market for Mortgage-Backed Securities - investors in mortgage-backed securities are requiring higher interest rates and other potential purchasers have decreased or eliminated purchases.

3. Sources of Investment Bank Funding - many investment banks who have traditionally been the source of funding for sub-prime mortgage lenders have tightened credit policies, particularly with respect to residual securities.

4. Tightening of Other Sources of Credit - other sources of funding for sub-prime mortgage lenders, such as warehouse lenders, have been decreasing the availability of credit.

                                  SCHEDULE 5.9

                                   LITIGATION


Employment-Related Claims/Actions
---------------------------------

1.  Marvin Sills
    . Type of Claim - EEOC complaint by rejected applicant alleging violation of Age Discrimination in Employment Act
    .   Location - Atlanta Georgia
    .   Date Filed - July 1998
    . Status - New Century's Employment Practices Liability Insurance carrier has retained counsel in Atlanta who has prepared and filed New Century's response to the EEOC.

2.  Cynthia Dorazio
    . Type of Claim - Gender discrimination complaint by female employee filed with the Pennsylvania Human Relations Commission
    .   Location - Pittsburgh, Pennsylvania
    .   Date Filed - September 1997
    . Status - New Century's EPLI carrier has retained counsel in Pittsburgh who has prepared and filed New Century's response to the Human Relations Commission.

3.  James Jackson
    .   Type of Claim EEOC - complaint for race discrimination filed by employee
    .   Location Milwaukee, Wisconsin
    .   Date Filed - February 1998
    . Status - New Century's EPLI carrier has retained counsel in Chicago who has prepared and filed New Century's response to the EEOC.

4.  Deborah Holcomb
    . Type of Claim - EEOC complaint for race discrimination filed by rejected applicant.
    .   Location - Irvine, California
    .   Date Filed - July 1998
    . Status - New Century's EPLI carrier has retained counsel in Southern California who has prepared and filed New Century's response to the EEOC.

5.  Willie Blair
    . Type of Claim - threatened claim of race discrimination by African-American employee
    .   Location - Ft. Worth, Texas
    . Date Claim Asserted - shortly after his departure in March 1998, Mr. Blair sent a letter to New Century threatening a lawsuit
    . Status - New Century's in-house counsel offered Mr. Blair $10,000 in order to resolve the matter. Mr. Blair's counsel rejected the offer and indicated that a much larger offer was warranted. New Century responded that it would not consider making a higher offer to Mr. Blair. New Century has heard nothing further from Mr. Blair or its attorney since the spring of 1998.

6.  Shawna Ballinger
    . Type of Claim - claim of gender discrimination by terminated female employee filed with the Wisconsin Department of Workforce Development, Equal Rights Division
    .   Location - Wauwatosa, Wisconsin
    . Date Claim Asserted - October 2, 1998, discrimination complaint filed with State of Wisconsin.
    . Status - New Century's EPLI carrier has retained counsel in Wisconsin who has prepared and filed New Century's response to the Department.

7.  Mary Ann Braden

    . Type of Claim - employee who was being demoted for performance problems resigned and sent a letter claiming that she had been constructively discharged on a discriminatory basis.
    .   Location - Sewickly, Pennsylvania
    .   Date Claim Asserted - October 7, 1998, letter faxed to New Century.
    . Status - New Century is placing its Employment Practices Liability Insurer on notice of the potential claim. New Century has received no further correspondence from Ms. Braden.

8.  Theresa Lopez Salazar

    . Type of Claim - former employee filed complaint with the DFEH and EEOC under Title VII of the Civil Rights Act of 1964 alleging discrimination based on her national origin, Peruvian.
    .   Location - Irvine, California
    .   Date Claim Asserted - November 3, 1998
    . Status - New Century is investigating the matter and beginning to prepare a response. New Century is also tendering the matter to its EPLI carrier.

9.  J.B. Greer
    . Type of Claim - current employee wrote letter threatening litigation because of racial discrimination in the Company's Dallas retail office.
    .   Location - Dallas, Texas
    .   Date Claim Asserted - November 17, 1998
    . Status - Letter received via fax on 11/17/98. New Century is investigating the matter.

10. George Allen Alberson

    . Type of Claim - Vice President terminated for sexual harassment has retained counsel and has indicated an intent to sue New Century Mortgage Corporation. The basis of the threatened suit is unclear, but most likely relates to alleged wrongful termination and/or defamation.
    .   Location - Irvine, California
    .   Date Claim Asserted - November 16, 1998
    . Status - New Century has put its EPLI carrier on notice of a potential claim, and is waiting to see whether a Complaint is actually filed.


Judicial Foreclosures and Other Servicing Related Claims and Actions
--------------------------------------------------------------------

In the ordinary course of its loan servicing business, New Century Mortgage Corporation becomes involved in a variety of disputes and claims. For example, the very process of foreclosing on the property securing a borrower's mortgage is a legal action. The servicing and collections process also tends to give rise to claims from borrowers who are attempting to avert foreclosure.

Attached is a list of the active matters and claims from our servicing department as of a recent date. In the case of the judicial foreclosure actions, in most instances New Century has tendered the matter to the title insurer.

                     Other Litigation and Threatened Claims
                     --------------------------------------

1.  Gallardo v. New Century Mortgage Corporation, et al.
    .    Loan amount $185,625.
    .    Claiming wrongful foreclosure, fraud and misrepresentation.
    .    Demurrer sustained against all counts.
    .    Amended complaint not expected to be filed.

2.  John and Phyllis Savage et al. v. State of California (CalTrans)
    .    Loan amount $116,450.
    .    Inverse Condemnation Claim referred to Amresco 8/17/98.

3.  Claim of Roush, William and Downs, Janice
    .    Loan amount $79,000.
    .    Allegation of forgery of Janice Downs' signature (since deceased).
    .    Will tender to title.

4. Uhlig, Karl (IRMO Karl Uhlig and Larue Uhlig, inquiry by Court Appointed Receiver)
    .    Loan Amount $126,000.
    . Allegation of forgery transferring title of secured property out of trust account.
    .    Tender to title acknowledged 9/23/98.

5.  Claim of Glynn, James M. and Leora J.
    .    Loan amount $57,000.
    .    Lien on property by Fishhawk Lake Recreation Club, Inc.
    .    Association fees in the amount of $3,736 not paid in closing.
    .    Will tender to title.

6.  Claim of Russo, James
    .    Loan amount $57,000.
    .    No payments made since March.
    .    Alleged fraud in transaction.
    .    Will tender to title.

7.  Claim of Holmes, John and Angelina
    .    Loan amount $35,000.
    .    Deed of Trust never recorded by title company.
    .    Will tender to title.

8.  Pan American Bank v. New Century Mortgage Corporation, Leona Stevenson, et
    al.
    .    Loan amount $51,000.
    .    Defense tendered to title 9/8/98.
    .    Notice of Dismissal expected by 11/25/98.

9.  Kenneth Horn v. Edge Mortgage Services
    .    Loan amount $36,000.
    .    Question of validity of Borrower's title to Secured Property.
    .    Settlement expected by 11/31/98.

10. Payne, David and Lorraine (Stock Lumber Inc. v. Dave's Home Repair Remodeling Service Inc. et al. Mechanic's Lien Foreclosure)
    .    Loan amount $112,000.
    .    Mechanic's Lien.
    .    Tendered to title.

11. Triangle Funding Inc. v. New Century Mortgage Corporation and Mark Kettner
    .    Loan amount $460,000.
    .    Broker alleges interference with fair competition.
    .    Answer to be filed by 10/19/98.

12. Shawnee Heating and Cooling Inc. v. Hefley, Kerry J. et al.
    .    Loan amount $272,000.
    .    Mechanic's lien filed.
    .    Tendered to title company.
    .    Settled week of 10/5/98.

13. Buane v. Montenegro, et al.
    .    Loan amount of $150,000.
    .    Borrower's husband claims an interest in secured property.
    .    Tendered to title 4/97.
    .    Trial scheduled for 10/98.

14. Eyraud (Northern Counties Title Insurance Co. v. Security First Funding)
    .    Loan amount $250,000.
    .    Alleged fraud in loan transaction. Settled by title company.
    .    Third party cross-complaint filed to indemnify escrow company.
    . Deposition scheduled for 10/12/98 and 10/19/98 for New Century Mortgage Corporation's "Most Knowledgeable Persons".

15. Wade v. New Century Mortgage Corporation
    .    Single Plaintiff lawsuit concerning Yield Spread Premium of $3,150.

16. Claim of Blass, Richard and Mary
    .    Loan amount $110,250
    .    Currently in bankruptcy status
    . Title issue - Wasatch Loans not taken further action to pursue enforcement of its senior lien
    .    Title company monitoring status

17. North Pacific Supply Co., Inc. v Kenneth D. Armstrong, Elvira L. Armstrong, New Century Mortgage Corporation, Collections Incorporated et al .
    .    Loan amount $170,040.
    .    Complaint for Foreclosure of Construction Lien and Breach of Contract.
    .    Amount in controversy is less than $10,000.
    .    Will be tendered to title.

18. Delores Connors v. New Century Mortgage Corp., AMRESCO Mortgage Corp.
    .    Loan amounts $105,000 and $89,000.
    .    Loan for $89,000 was not paid off by loan for $105,000.
    .    Satisfaction of mortgage settlement expected by 10/25/98.

19. George M. Dixon III v. Gregory M. Davidge, et al
    .    Loan amount $499,000.
    .    Foreign judgment enforcement taking priority on our lien.
    .    Tendered to title.
    .    Title company admitted fault in not finding lien.

20. Claim of Villegas, Emillio
    .    Loan amount $35,000.
    .    Rescission issue, Father alleges fraudulent quitclaim
    .    Loan proceeds not returned to New Century to date.

21. Claim of Williams, Alfred and Dorothy
    .    Loan amount $68,880.02.
    .    Elderly borrower with rescission and prepayment issues.
    .    Rescission in process.

22. Joyce Black Dunn v. New Century Mortgage, ReMax Realty et al.
    .    Lis Pendens received on property scheduled for foreclosure sale.
    .    Motion to Expunge Lis Pendens to be heard on 11/25/98.

23. Claim of Strnad, Michael and Susan
    .    Loan amount of $95,150.
    .    Property burned down.
    . Borrowers disputing manner of payment of insurance proceeds. New Century is exercising the right under the note to keep the insurance proceeds.

    INACTIVE LITIGATION

24. New Century Mortgage Corporation v. Town and Country
    .    Appraisal fraud
    .    Property sold at loss after default

25. Claim of Cofield, Charles and Marilee
    . Lis Pendens filed claiming individual recorded Deed of Trust which was not listed as an exception on New Century Mortgage Corporation's preliminary report.
    . Seller assigned interest of sale to two parties. One party wants to foreclose, second party reconveyed resulting in 48% of proceeds
    .    Loan sold to Amresco 8/96

26. Claim of Wallace, Kenneth
    .    Loan amount $290,500
    .    Threatened first lien position
    .    Sold to Ocwen 9/26/97


Regulatory Matters
------------------

In September 1998, the Kansas Consumer Credit Office audited New Century Mortgage Corporation's consumer credit transactions and sent the Company a letter inquiring about a handful of matters. New Century Mortgage Corporation responded in October 1998, and has not received any further correspondence regarding the inquiry.

In November 1998, New Century Mortgage Corporation received a letter from the Texas Office of Consumer Credit Commissioner requesting information regarding its Texas loan originations and litigation. New Century has supplied the information, and has heard nothing further.

In November 1998, New Century Mortgage Corporation received a letter from the Consumer Finance Division of the South Carolina Board of Financial Institutions requesting information on New Century's loan originations in 1998 in South Carolina. New Century is now preparing its response.

                                  LEGAL FILES

                                                  NCM                                     FC OR   CLOSED/
NAME                 PROPERTY ADDRESS       ST   LOAN #  PROC  INV#  SERVICER  BALANCE     BK      OPEN      DEPARTMENT
----------------------------------------------------------------------------------------------------------------------------
AGNONI, PHYLLIS      3261 CHATHAM ST.,      PA   60039            1     NCM    $ 50,980    N/A     OPEN    COLLECTION
                     PHILADEPHIA

----------------------------------------------------------------------------------------------------------------------------
BAGLIVO, THOMAS      929 CASTLEROCK WAY,    GA   65156          208     NCM    $104,465     FC     OPEN      FORECLOSURE
                     MCDONOUGH
----------------------------------------------------------------------------------------------------------------------------
BELL, FREDERICK      RT 2 BOX 96,           TX   64912            1     NCM    $592,169     FC     OPEN      FORECLOSURE
                     HOCKLEY


----------------------------------------------------------------------------------------------------------------------------
BERNHARD, JANE       2329 WESTLAKE DR. #5,  TX   19467          347  ADVANTA   $578,624    N/A     CLOSED     ADVANTA
                     AUSTIN
----------------------------------------------------------------------------------------------------------------------------
BLASS, RICHARD       898 E. PARTAN,         UT   59678    CS    102     NCM    $110,102     BK     OPEN      BANKRUPTCY
 AND MARY            SANDY

----------------------------------------------------------------------------------------------------------------------------
BOSTON, JEREMY       1615 E DESMET AVE,     WA   117312   FA    105     NCM    $ 89,600     BK     OPEN      FORECLOSURE
                     SPOKANE

----------------------------------------------------------------------------------------------------------------------------
BOSTON, JEREMY       1621 E DESMET AVENUE   WA   111564   FA    104     NCM    $      0    N/A     OPEN         N/A
                     SPOKANE
----------------------------------------------------------------------------------------------------------------------------
BOX, MILDRED         627 35TH ST.,          CA   46645    WP      1     NCM    $ 61,100     FC     OPEN      FORECLOSURE
                     RICHMOND
----------------------------------------------------------------------------------------------------------------------------
BURGESS, GERTRUDE I. 1601 NE 106TH ST.,     OR   115994         102     NCM    $112,464    N/A     OPEN    CUSTOMER SERVICE
                     PORTLAND

----------------------------------------------------------------------------------------------------------------------------
CAMPBELL, LEWIS      718 MT HOLLY ST.,      MD   52351    FA    208     NCM    $ 41,538     FC     OPEN      FORECLOSURE
                     BALTIMORE
----------------------------------------------------------------------------------------------------------------------------
DAVE, BIPIN AND JOY  405 CREST AVE.,        IL   78394          103     NCM    S/R TO      N/A     CLOSED
                     BENSENVILLE                                               AMRESCO
----------------------------------------------------------------------------------------------------------------------------
DEVRIES, JAMES       1125 HANNAH AVENUE,    IL   83315            1     NCM    $ 18,112    N/A     OPEN      COLLECTION
 & NANCY             FOREST PARK
----------------------------------------------------------------------------------------------------------------------------

NAME                  LEGAL ISSUE                             STATUS                             LAST
                                                                                               REVIEWED
----------------------------------------------------------------------------------------------------------------------------
AGNONI, PHYLLIS       BROKER       TRYING TO SELL BACK TO COASTAL DUE TO PROP COND AT          11/03/98
                      BUYBACK      TIME OF PURCHASE. Per Julie ltr request attorney
                                   to file Complaint for breach of contract
----------------------------------------------------------------------------------------------------------------------------
BAGLIVO, THOMAS       BORROWER     COMPLAINT FROM BORROWER. NC will refi. Offer valid          11/12/98
                      DISPUTE      until 1/11/99
----------------------------------------------------------------------------------------------------------------------------
BELL,FREDERICK        TITLE        PER BRANDEN FILE IS IN FC, HE FAXED COPY OF TITLE           10/28/98
                      ISSUE        TO FC ATTNY FOR REVIEW & INSTRUCTED THEM TO
                                   PROCEED FC WE ARE IN FIRST POSITION/ ALSO SOLD TO
                                   ESB
----------------------------------------------------------------------------------------------------------------------------
BERNHARD, JANE        TAX LIEN     SCHOOL DISTRICT TAX LIEN - TAX SALE OF SECURED              11/02/98
                                   PROPERTY / ANSWER TO COMPLAINT FILED
----------------------------------------------------------------------------------------------------------------------------
BLASS, RICHARD        TITLE        TITLE ISSUE - APPEARS THAT WE ARE IN 2ND POS, THE           11/12/98
 AND MARY             ISSUE        1ST IS IN FC, SALE DATE WAS PP DUE TO BK, 1ST IS
                                   FILING RELIEF MOTION / JULIE TO TENDER TO TITLE CO/
----------------------------------------------------------------------------------------------------------------------------
BOSTON, JEREMY        LEGAL        DOT WAS RECORDED WITH WRONG LEGAL DESCRIPTION/ FOR          10/08/98
                      DESCRIPTION  LEGAL DEPT. INFO. PURPOSE ONLY - FC HANDLING
                                   DISPUTE.
----------------------------------------------------------------------------------------------------------------------------
BOSTON, JEREMY        LEGAL        SEE LOAN NO. 111564/ FOR LEGAL DEPT. INFO. PURPOSE          10/08/98
                      DESCRIPTION  ONLY- FC HANDLING DISPUTE.
----------------------------------------------------------------------------------------------------------------------------
BOX, MILDRED          WRONGFULFC   WITH PLA ATTY ROBIN WRIGHT IN CONJUNCTION WITH             REQ STATUS
                                   JULIE
----------------------------------------------------------------------------------------------------------------------------
BURGESS, GERTRUDE I.  TITLE        POSSIBLE FC SALE SCHEDULED FOR 11/98? BENEFICIAL?           10/14/98
                      ISSUE        ORIG FILE FORWARDED TO JULIE FOR REVIEW.
----------------------------------------------------------------------------------------------------------------------------
CAMPBELL, LEWIS       TITLE        BACK TO FC, DEED RECORDED.                                  10/16/98
                      ISSUE
----------------------------------------------------------------------------------------------------------------------------
DAVE, BIPIN AND JOY   CONDEMNED    HOUSE MAY BE CONDEMNED, SERVICING TRANSFERRED TO
                                   AMRESCO / INFO FORWARDED TO AMRESCO FOR RESOLUTION
----------------------------------------------------------------------------------------------------------------------------
DEVRIES, JAMES        SENIOR LIEN  SENIOR LIEN IS FILING FC IN A JUDICIAL PROCEEDINGS
 & NANCY                           STATE
---------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
NAME                   PROPERTY ADDRESS                          ST        NCM    PROC    INV#   SERVICER         BALANCE
                                                                          LOAN #
-------------------------------------------------------------------------------------------------------------------------
GOOD, JOHN L.          266 LUXOR ROAD, LATROBE                   PA       120944           210     NCM           $ 81,000



-------------------------------------------------------------------------------------------------------------------------
GUTIERREZ, WALTER      1737 DEL NORTE DRIVE, ALBUQUERQUE         NM        42087           206     NCM           $ 93,000

-------------------------------------------------------------------------------------------------------------------------
HAWTHORNE, RAYMOND C.  2032 KENSINGTON, KANSAS CITY              MO        20816                  ADVANTA


-------------------------------------------------------------------------------------------------------------------------
HENDERSON, TROY        13709 DRESSLER RD, GARFIELD HEIGHTS       OH        48518                   NMC


-------------------------------------------------------------------------------------------------------------------------
HOLMES, JOHN           9474 CAMINITO CABANA, SAN DIEGO           CA        26568                  ADVANTA
-------------------------------------------------------------------------------------------------------------------------
HORN, KENNETH          5619 HAMILTON AVE., JENNINGS              MO        92121           102     NCM           $      0




-------------------------------------------------------------------------------------------------------------------------
JAHNKE, RICHARD        10137 195TH AVE., BRISTON                 WI        48404   RM      206     NCM           $129,202


-------------------------------------------------------------------------------------------------------------------------
KELLAM, ALICIA         2704 ALTA VISTA AVE., MACON               GA       104085           210     NCM           $      0

-------------------------------------------------------------------------------------------------------------------------
KNOPIK, DAVID J.       5801 1/2 STREET NE, FRIDLEY               MN        30849           349    ADVANTA        $ 42,478
-------------------------------------------------------------------------------------------------------------------------
KUGLER, CLARK          7466 WEST CLIFTON AVE LITTLETON           CO        37406                  ADVANTA        $      0

-------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------------------------

NAME                      FC OR    CLOSED/    DEPARTMENT       LEGAL ISSUE                 STATUS                          LAST
                           BK       OPEN                                                                                 REVIEWED
-----------------------------------------------------------------------------------------------------------------------------------
GOOD, JOHN L.              N/A      OPEN      COLLECTION     SHORTAGE AT COE     NCMC WILL ADD THE SHORTFALL TO            11/04/98
                                                                                 THE LOAN AMOUNT AND THE LAWSUIT
                                                                                 WILL BE DISMISSED / NAT'L RE SVCS
                                                                                 WILL COMPLETE THE NEW LOAN
                                                                                 CLOSING/ GRETA REQ LOAN DOC
                                                                                          ------------------
                                                                                 STATUS 10/15/98
                                                                                 ---------------
-----------------------------------------------------------------------------------------------------------------------------------

GUTIERREZ, WALTER          N/A      OPEN      FORECLOSURE    BORROWER DISPUTE     BORROWER ANSWERED COMPLAINT /            10/28/98
                                                                                  FOR LEGAL DEPT. INFO. PURPOSE
                                                                                  ONLY-FC COUNSEL HANDLING
                                                                                  DISPUTE
-----------------------------------------------------------------------------------------------------------------------------------
HAWTHORNE, RAYMOND C.               OPEN        ADVANTA           REWRITE         PER GRETA HAWTHORNE IS BEING             10/15/98
                                                                                  REWRITTEN BY LEONARD ACOSTA.
                                                                                  GRETA SPOKE W/HIM EARLIER THIS
                                                                                  WEEK & HE WAS FORWARDING THE
                                                                                  DOCS TO BOB B.
-----------------------------------------------------------------------------------------------------------------------------------
HENDERSON, TROY                     OPEN      FORECLOSURE    BORROWER DISPUTE     BORROWER ANSWERED COMPLAINT IN           10/15/98
                                                                                  JUDICIAL STATE/ FOR LEGAL DEPT.
                                                                                  INFO. PURPOSE ONLY-FC COUNSEL
                                                                                  HANDLING DISPUTE
-----------------------------------------------------------------------------------------------------------------------------------
HOLMES, JOHN                        OPEN        ADVANTA         TITLE ISSUE       PER JULIE / TO THE TITLE CO. FOR       REQ STATUS
                                                                                  HANDLING
-----------------------------------------------------------------------------------------------------------------------------------
HORN, KENNETH              N/A      OPEN      COLLECTION         LAWSUIT          GUARDIAN OF BWR HAS FILED SUIT           11/02/98
                                                                                  AGAINST NCMC AND SELLER / BWR IS
                                                                                  PROFOUNDLY RETARDED / AWAITING
                                                                                  P/O FROM SELLER / LOAN HAS BEEN
                                                                                  PAID OFF / THEY HAVE NOT ACCEPTED
                                                                                  OFFER FROM JULIE  Waiting for Court
                                                                                  to dismiss NC/Comerica from lawsuit
                                                                                  11/5
-----------------------------------------------------------------------------------------------------------------------------------
JAHNKE, RICHARD            FC       OPEN      FORECLOSURE       TITLE ISSUE       FILE TRANSFERED TO COUNSEL HIRED
                                                                                  11/04/98 BY LAWYERS TITLE INC.
                                                                                  JAHNKE HOPING TO OBTAIN LOAN TO
                                                                                  PAY OFF BOTH BANK ONE AND NC
-----------------------------------------------------------------------------------------------------------------------------------
KELLAM, ALICIA             N/A      OPEN      COLLECTION         REWRITE          PER JULIE / LOAN BEING REWRITTEN /     REQ STATUS
                                                                                  SEE LOAN NO. 149039, FUNDED 072898,
                                                                                  P/B $42,750.00
-----------------------------------------------------------------------------------------------------------------------------------
KNOPIK, DAVID J.           FC       OPEN        ADVANTA          RECORDING        DEED WAS NOT RECORDED                  REQ STATUS

-----------------------------------------------------------------------------------------------------------------------------------
KUGLER, CLARK              N/A     CLOSED       ADVANTA            TAXES          REIMBURSEMENT CHECK FORWARDED            09/11/98
                                                                                  TO BORROWER/PER  MICHELE
                                                                                  FILE IS CLOSED/ WE HAVE NEW RELEASE
-----------------------------------------------------------------------------------------------------------------------------------

                                  LEGAL FILES                     as of 11/19/98

NAME                     PROPERTY ADDRESS         ST    NCM     PROC    INV#    SERVICER      BALANCE    FC OR    CLOSED/
                                                       Loan #                                             BK       OPEN
----------------------------------------------------------------------------------------------------------------------------
MAHONE, RICKEY         3215 HANNAH ST.,           CA    53639    BB      206      NCM         $137,399    FC       OPEN
                       OAKLAND
----------------------------------------------------------------------------------------------------------------------------
MARTINEZ, IRENE        906 LARCHWOOD AVE.,        CA   119798            210      NCM         $ 90,935    N/A      OPEN
                       HACIENDA HEIGHTS
----------------------------------------------------------------------------------------------------------------------------
MCDONALD, FRED         5902 BALDWIN,              MI   128947            N/A       N/A           N/A      N/A      OPEN
                       FLINT
----------------------------------------------------------------------------------------------------------------------------
MILLER, JACQUELINE     4915-17 ALDINE,            MO    52027            N/A    REO / NCM        N/A      REO     CLOSED
                       ST. LOUIS
----------------------------------------------------------------------------------------------------------------------------
MONTENEGRO, VICKI L.   1728 BARDALE AVE.,         CA     3176            345    ADVANTA       $150,000    FC       OPEN
                       SAN PEDRO
----------------------------------------------------------------------------------------------------------------------------
MOODY, PATRICIA        1913 S. SHADYDALE AVE.,    CA    11345            346    ADVANTA       $103,255    N/A      OPEN
                       WEST COVINA
----------------------------------------------------------------------------------------------------------------------------
MORALES, CINDY A.      1909 14TH STREET,          IL    81682            208      NCM         $ 67,917    FC       OPEN
                       NORTH CHICAGO
----------------------------------------------------------------------------------------------------------------------------
NORMAN, ROBERT L.      1050 15TH AVE #S,          FL    49877    FA      207      NCM         $ 34,469    FC       OPEN
                       ST. PETERSBURG
----------------------------------------------------------------------------------------------------------------------------
PORTER, JOHNNIE        637 W. 98TH ST.,           CA   105701              1      NCM         $ 94,500    N/A       OPEN
                       LOS ANGELES
----------------------------------------------------------------------------------------------------------------------------

NAME                      DEPARTMENT         LEGAL ISSUE                             STATUS                                LAST
                                                                                                                         REVIEWED
---------------------------------------------------------------------------------------------------------------------------------
MAHONE, RICKEY           FORECLOSURE        PAYMENT DISPUTE     BORROWER DISPUTES PYMT AMOUNT - WILL FORWARD FILE        08/17/98
                                                                TO JULIE FOR REVIEW
---------------------------------------------------------------------------------------------------------------------------------
MARTINEZ, IRENE          COLLECTION        BORROWER DISPUTE     CONCLUSION: BRWR DID NOT TRY TO RESCIND LOAN, BRWR       09/09/98
                                                                RESPONSIBLE FOR LOAN, IF BWR CAN RETURN 35K FOR
                                                                INVST AND 12K PROCEEDS, WE WILL REWRITE TO LOWER
                                                                PYMT/ LTR DATED 09/03/98
---------------------------------------------------------------------------------------------------------------------------------
MCDONALD, FRED             CUSTOMER           RESCISSION        DEMANDING BWR TENDER THE SUM OF $36956.13 ON OR          10/14/98
                           SERVICE                              BEFORE 10/30/98, OTHERWISE WE WILL COMMENCE
                                                                SERVICING THE LOAN AS A FPD IN THE AMOUNT OF
                                                                $43,690.00
---------------------------------------------------------------------------------------------------------------------------------
MILLER, JACQUELINE           REO              TITLE ISSUE       1st AMERICAN HAS ISSUED POLICY SHOWING US IN 1ST
                                                                POSITION
---------------------------------------------------------------------------------------------------------------------------------
MONTENEGRO, VICKI L.       ADVANTA            TITLE ISSUE       LITIGATING TITLE ISSUES / JULIE TENDERED TO TITLE      REQ STATUS
                                                                COMPANY
---------------------------------------------------------------------------------------------------------------------------------
MOODY, PATRICIA            ADVANTA               FRAUD          POSSIBLE FRAUD / JULIE TO TENDER TO TITLE COMPANY      REQ STATUS

---------------------------------------------------------------------------------------------------------------------------------
MORALES, CINDY A.        FORECLOSURE          TITLE ISSUE       TITLE ISSUE- PRIOR RECORDING AND PRIOR UNRELEASED        11/10/98
                                                                LIEN.
---------------------------------------------------------------------------------------------------------------------------------
NORMAN,  ROBERT L.       FORECLOSURE          TITLE ISSUE       TITLE ISSUE - OWNERSHIP, NCMC'S POSITION, UNPAID       REQ STATUS
                                                                TAXES, UNSATISFIED PRIOR MORTGAGE - PER LEGAL,
                                                                THIS IS THE TITLE INSURER'S PROB
---------------------------------------------------------------------------------------------------------------------------------
PORTER, JOHNNIE           COLLECTION            REWRITE         PER JULIE-IF UPB  OF LOAN IS NOT FORWARD TO MR.          11/10/98
                                                                DOSS (ATTY.) BY NOV. 30, 98, OR IF SHE HAS NOT
                                                                REC'D A WRITTEN COMMITMENT FROM MR. DOSS TO MR.
                                                                PORTER AND HAS NOT ACCEPTED, JULIE HAS INSTRUCTED
                                                                MR. DOSS TO FILE JUDICIAL FC AGAINST MR.PORTER.
----------------------------------------------------------------------------------------------------------------------------------

                                                                  as of 11/19/98
                                  LEGAL FILES

----------------------------------------------------------------------------------------------------------------------------------
    NAME                PROPERTY ADDRESS                     ST      NCM    PROC    INV#   SERVICER   BALANCE     FC OR  CLOSED /
                                                                    LOAN #                                         BK     OPEN
----------------------------------------------------------------------------------------------------------------------------------
ROEMER, PAUL            9 BEECHWOOD DR., OAKLAND             CA     115060           104     NCM      $459,707     N/A    OPEN


----------------------------------------------------------------------------------------------------------------------------------
RUPNOW, CURT            12420 N. GRANVILLE RD., MEQUON       WI      87723   BB       1      NCM      $ 78,675     FC    CLOSED



----------------------------------------------------------------------------------------------------------------------------------
SADEGHY, FRANK          5200 WINDWARD WAY, EDMOND            OK     140193   SK      105     NCM      $437,250     FC     OPEN
----------------------------------------------------------------------------------------------------------------------------------
SIMS, ANDREW & BARBARA  27826 CALLE DE LEON  ROMOLAND        CA     105555           208     NCM      $172,281     N/A    OPEN

----------------------------------------------------------------------------------------------------------------------------------
SKINNER, ODESSA         2219 N. 57TH ST., EAST ST. LOUIS     IL      49440  STACY    207     NCM      $ 19,440     FC     OPEN



----------------------------------------------------------------------------------------------------------------------------------
SMITH, LEON             7090 TALL OAKS DR., PARK CITY        UT     103223   CS      102     NCM      $532,500     FC     OPEN





----------------------------------------------------------------------------------------------------------------------------------
SMITH, SHIRLEY          2210 WEST WARREN, CHICAGO            IL      11207           346   ADVANTA    $ 95,764     N/A    OPEN
----------------------------------------------------------------------------------------------------------------------------------
SPEARS, WILLIE          9252 MERRIL, CHICAGO                 IL     114346   DP      105     NCM      $131,941     FC     OPEN
----------------------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------------
    NAME                DEPARTMENT          LEGAL ISSUE                        STATUS                              LAST
                                                                                                                 REVIEWED
----------------------------------------------------------------------------------------------------------------------------------
ROEMER, PAUL            COLLECTION            PAYMENT           ESCROW DISPUTE OVER 1ST PYMT DUE                REQ STATUS
                                              DISPUTE           DATE / PER MICHELE, 1ST PYMT DUE
                                                                DATE IS CORRECT / CONTINUE WITH
                                                                COLLECTION
----------------------------------------------------------------------------------------------------------------------------------
RUPNOW, CURT            FORECLOSURE         SENIOR LIEN         SENIOR LIEN FILED A COMPLAINT / BPO               11/04/98
                                                                CAME BACK CONSIDERABLY LOWER THAN
                                                                APPRAISAL, IF ACCURATE, WE WILL NOT
                                                                CONTINUE LITIGATING WITH 1ST / WE ARE
                                                                WALKING / WILL PURSUE NOTE THRU DYCK O'NEAL
----------------------------------------------------------------------------------------------------------------------------------
SADEGHY, FRANK          FORECLOSURE
----------------------------------------------------------------------------------------------------------------------------------
SIMS, ANDREW & BARBARA  COLLECTION         PYMT DISPUTE         BORROWER DISPUTES PYMT AMOUNT - LOAN IS           11/05/98
                                                                BEING REWRITTEN
----------------------------------------------------------------------------------------------------------------------------------
SKINNER, ODESSA         FORCLOSURE         TITLE ISSUE /        TAX SALE PROBLEM - BORROWER'S TITLE TO          REQ STATUS
                                             TAX SALE           SEC PROP HAS BEEN CHALLENGED / NETCO
                                                                TITLE HAS ACCEPTED THE TENDER / REQ TO
                                                                APPLY $600 TO PB AND BEGIN FC: SEE LTR
                                                                DATED 081798
----------------------------------------------------------------------------------------------------------------------------------
SMITH, LEON             FORECLOSURE        TITLE CLAIM          E-MAIL DATED 083198; FRAZIER IS AN ATTNY          08/31/98
                                                                CLAIMING HE IS IN 1ST POS AND FORECLOSING,
                                                                PER FIRST AMER IN UT AN ATTNY'S LIEN CANNOT
                                                                ATTACH TO REAL PROP, FIRST AMER WILL DEFEND
                                                                NCMC IF FRAZIER SEEKS FC / PER JULIE,
                                                                COMMENCE FC ON THE SECURED PROP IMMEDIATELY
----------------------------------------------------------------------------------------------------------------------------------
SMITH, SHIRLEY            ADVANTA                               FILE WAS SUBPOENAED BY THE GOVT                 REQ STATUS
----------------------------------------------------------------------------------------------------------------------------------
SPEARS, WILLIE          FORECLOSURE        TITLE ISSUE          DEED WAS NOT RECORDED                             11/13/98
----------------------------------------------------------------------------------------------------------------------------------

                                  LEGAL FILES                     as of 11/19/98

NAME                          PROPERTY ADDRESS       ST      NCM     PROC   INV#   SERVICER   BALANCE     FC OR    CLOSED/
                                                            LOAN #                                         BK       OPEN
----------------------------------------------------------------------------------------------------------------------------
STEELE, SYLVIA             3484 W RAINTREE DR.,      AZ      99479             1     NCM      $ 64,983     N/A      OPEN
                           TUCSON

----------------------------------------------------------------------------------------------------------------------------
SWALLOW, PAUL & PATRICIA   631 E FOUNTAIN BLVD,      CO     107687           102     NCM      $ 60,000     FC       OPEN
                           COLORADO SPRINGS

----------------------------------------------------------------------------------------------------------------------------
THOMPSON, SENORA           1064 LINN DRIVE,          OH      62891   LIZ     207     NCM      $ 27,583     FC       OPEN
                           CLEVELAND
----------------------------------------------------------------------------------------------------------------------------
TWEED, LARRY & FRANCES     160 VALENCIA ST,          NM     114347   FA        1     NCM      $165,000     FC       OPEN
                           LAS VEGAS
----------------------------------------------------------------------------------------------------------------------------
TWEED, LARRY & FRANCES     114 DELGADOO ST.,         NM     114337   FA        1     NCM      $ 54,750     FC       OPEN
                           LAS VEGAS
----------------------------------------------------------------------------------------------------------------------------
TWEED, LARRY & FRANCES     5407 SULTAN ST.,          NM     114319   FA        1     NCM      $ 61,500     FC       OPEN
                           LAS VEGAS
----------------------------------------------------------------------------------------------------------------------------
UHLIG, KARL R.             8421 TRADEWIND CIRCLE,    CA      92646           213     NCM      $125,944
                           HUNTINGTON BEACH

----------------------------------------------------------------------------------------------------------------------------
VALENTIN, MARY E.          1633 SILVER PTE AVE,      NV      51219             1     NCM      $121,554     BK      CLOSED
                           LAS VEGAS
----------------------------------------------------------------------------------------------------------------------------
WALTON, JAMES              10639 S. INDIANA AVE.,    IL     113145           N/A     N/A        N/A        N/A      OPEN
                           CHICAGO
----------------------------------------------------------------------------------------------------------------------------
WILSON, JOHN               265 OAKWOOD DR.,          KY      45698           101     NCM     PENDING S/R   N/A      OPEN
                           CRITTENDEN                                                           $0.00
----------------------------------------------------------------------------------------------------------------------------
YOMES, DAVID ANTHONY       95-458 MAHULI ST.,        HI      43467           206     NCM      $233,309     FC       OPEN
                           MILILANI TOWN


----------------------------------------------------------------------------------------------------------------------------

NAME                       DEPARTMENT      LEGAL ISSUE                          STATUS                             LAST
                                                                                                                 REVIEWED
----------------------------------------------------------------------------------------------------------------------------
STEELE, SYLVIA             COLLECTION       GOV'T F/C        GOV'T FC ON PROP, PER JULIE, WILL RECEIVE P/O      REQ STATUS
                                                             UPON COMPLETION OF THEIR FC, DO NOT UNDERTAKE
                                                             ANY FC ACTIVITY ON THIS ACCOUNT
----------------------------------------------------------------------------------------------------------------------------
SWALLOW, PAUL & PATRICIA   FORECLOSURE   BORROWER DISPUTE    BORROWER FILED COMPLAINT TO DISPUTE./FOR LEGAL
                                                             DEPT. INFO. PURPOSE ONLY-FC COUNSEL HANDLING
                                                             DISPUTE
----------------------------------------------------------------------------------------------------------------------------
THOMPSON, SENORA           FORECLOSURE   BORROWER DISPUTE    BORROWER IS DENYING OUR CLAIM                        10/14/98

----------------------------------------------------------------------------------------------------------------------------
TWEED, LARRY & FRANCES     FORECLOSURE      TITLE ISSUE      LEGAL DESCRIPTION ERROR                              10/30/98

----------------------------------------------------------------------------------------------------------------------------
TWEED, LARRY & FRANCES     FORECLOSURE      TITLE ISSUE      LEGAL DESCRIPTION ERROR                              10/30/98

----------------------------------------------------------------------------------------------------------------------------
TWEED, LARRY & FRANCES     FORECLOSURE      TITLE ISSUE      LEGAL DESCRIPTION ERROR                              10/30/98

----------------------------------------------------------------------------------------------------------------------------
UHLIG, KARL R.             COLLECTION    BORROWER DISPUTE    MRS. UHLIG CLAIMING FRAUD & FORGERY AGAINST          11/04/98
                                                             HUSBAND. PER JULIE DO NOT PROCEED FORECLOSURE
                                                             UNTIL RESOLVED.
----------------------------------------------------------------------------------------------------------------------------
VALENTIN, MARY E.                         BOARDING ISSUE     ISSUE OF BOARDING AND AMOUNT DUE

----------------------------------------------------------------------------------------------------------------------------
WALTON, JAMES                CUSTOMER       RESCISSION       PER JULIE / LOAN IN THE PROCESS OF RESCISSION      REQ STATUS
                             SERVICE
----------------------------------------------------------------------------------------------------------------------------
WILSON, JOHN                 CUSTOMER       TITLE ISSUE      PER JULIE / TO THE TITLE CO. FOR HANDLING          REQ STATUS
                             SERVICE
----------------------------------------------------------------------------------------------------------------------------
YOMES, DAVID ANTHONY       FORECLOSURE     RESPA / TILA      BORROWER ALLEGES THAT NCMC AND CM VIOLATED           11/13/98
                                                             RESPA VIOLATION AND TILA / PER JULIE,
                                                             CARLSMITH BALL IS HANDLING. Julie wants to
                                                             settle (cost-effective) 3rd position
----------------------------------------------------------------------------------------------------------------------------

         [LETTERHEAD OF KANSAS OFFICE OF CONSUMER CREDIT COMMISSIONER]

                               September 10, 1998


Ms. Valerie Williamson Compliance Officer
New Century Mortgage Corp
18400 Von Karman Ste 1000
Irvine CA 92612

Dear Ms. Williamson:

     Effective July 1, 1995, this office began charging an examination fee. This fee is being charged at the conclusion of the examination of the first licensed location of each credit organization. Subsequent examinations for additional licensed locations will not be charged. It is the intention of this office to examine all licensees regularly on a 12 to 15 month cycle unless otherwise warranted by either volume of accounts or violation and compliance concerns. If this office determines examinations are required more than annually, additional examination charges will be assessed. We encourage licensees to diligently follow all pertinent laws and regulations to avoid the need for more frequent examinations.

     The examination for New Century Mortgage Corp., license numbers 3503 and 3504, located at their respective addresses was completed in September, 1998. The $400.00 examination fee for this exam is now due. Please remit fee to:


                         Consumer Credit Commissioner
                          Jayhawk Tower, Suite 100 1
                                700 SW Jackson
                           Topeka, Kansas 66603-3758

     If you have any questions, please contact this office.


                                    Sincerely,

                                    /s/ Robert E. Trigg
                                    --------------------------
                                    Robert E. Trigg
                                    Financial Examiner

RET:lc

         [LETTERHEAD OF KANSAS OFFICE OF CONSUMER CREDIT COMMISSIONER]


September 10, 1998


Ms. Valerie Williamson, Compliance Officer
New Century Mortgage Corporation
18400 Von Karman, Suite 1000
Irvine, California 92612

LICENSE:      3503-3504

RE:           Examination Conducted in September, 1998

During the examination of your consumer credit transactions by our examiner, Ms. Jo Anne Minihan, the following errors were noted:

REFUND DUE ON EXCESS FINANCE CHARGE

Acct No       Name        Date as of       Allowable Rate       Credit Account
-------       -----       ----------       --------------       --------------
 22958        Lytle        10/01/97            9.79%                389.43

The above first mortgage loan was not made subject to the Kansas Uniform Consumer Credit Code. Therefore, the best available rate is 1 1/2% above the Federal Home Loan Mortgage Corporation rate for the month of the application. (See K.S.A. 16a-207(b)). Credit this account as of the date shown and reduce
-------------------      ---------------------------------------------------
the rate of charge.
------------------

          Acct No     Name        Date as of        Credit Account
          -------     -----       ----------        --------------
           19147      Nunez        07/10/97             650.12

This second mortgage loan was charged a loan origination fee in excess of 3% of the amount financed.

It was noted your loans were being charged interest incorrectly. They were charged using a 30/360-amortization schedule. Consumer loans, by definition or agreement, must be charged using the actual number of days between payments and a 365-day year. See K.A.R. 75-6-6. Correct your system accordingly.

Ms. Valerie Williamson, Compliance Officer
New Century Mortgage Corporation
September 10, 1998
Page 2

                         REFUNDS DUE ON CLOSING COSTS

                                                  Allowed/
Acct No       Name         Item        Charged    Invoice      Due
----------   -------   -------------   -------   ----------   ------
19147        Nunez     Recording Mtg     30.00        12.00    18.00
                       Flood Cert        24.50   No Cert       24.50

22958        Lytle     Appraisal        400.00   No Invoice   400.00
                       Title Ins        285.00   No Policy    285.00
                       Recording         50.00        20.00    30.00

21614        Cairns    Flood Cert        25.00   No Cert       25.00
                       Closing Fee      200.00   No Invoice   200.00

41537        Stephan   Recording Fee     30.00        12.00    18.00

No invoices were available on the above accounts and more than a reasonable amount, as determined by this agency, was charged. Or the amount charged was in excess of the invoices available. Forward the missing invoices, policies and certificates or make the appropriate refund.

A fee for flood certification for the life of the loan is not an allowable closing cost and must be disclosed as a finance charge item. If properly disclosed, the charge may be treated as a prepaid finance charge in addition to the loan origination fee.

Upon receipt of this exam letter, contact this agency so there will be no misunderstanding of the content of this letter and New Century Mortgage Corp's expected response.

Please advise this agency when the above adjustments have been completed and provide documentation verifying the corrections within 30 days from the date of
                                                       -- ----
this letter. You must respond to ALL of the examiner's findings noted in this
                                 ---
letter and provide complete documentation.

Sincerely,

/s/ Robert E. Trigg
-------------------------
Robert E. Trigg
Financial Examiner

RET:lc

cc:  Ms. Jo Anne Minihan, Financial Examiner

                 [NEW CENTURY MORTGAGE CORPORATION LETTERHEAD]


October 8, 1998

Robert E. Trigg
Office of Consumer Credit Commissioner
JAYHAWK TOWER
700 S. W. Jackson, Suite 1001
Topeka, Kansas 66603


Re:  Examination - September 1998
     License Number 3503 - 3504


Dear Mr. Trigg:

In response to your examination report dated September 10, 1998, we have refunded $700.50 to four borrowers, forwarded funds to credit two borrower accounts in the amount of $1,039.55, on loans sold servicing released, and made operational changes as indicated below.

Refund Due on Excess Finance Charge
     We forwarded a check in the amount of $389.43 to AMRESCO for credit to the account of Phillip M. Lytle as of October 1, 1997. We advised AMRESCO of your instructions to reduce the interest rate on the account as of the same date. Copies of our letter and check to AMRESCO are enclosed.

We forwarded a check in the amount of $650.12 to CIT Group for credit to the account of Ricky L. Nunez as of July 10, 1997. Copies of our letter and check to CIT Group are enclosed.

Interest Charge Amortization
     Our loan servicing system is being converted to amortize Kansas loans on an actual number of days between payments/365 day basis annually. Additionally, we have taken steps to acquire the appropriate software to enable our loan origination system to do the same.

Kansas Examination Report 9/98
Response dated 10/8/98

Refunds Due on Closing Costs
     We have refunded closing costs in the amounts shown below. Copies of the letter and check to each borrower are enclosed.

                   Phillip M. Lytle       $415.00
                   Donald E. Cairns       $225.00
                   Ricky L. Nunez         $ 42.50
                   James. L. Stephan      $ 18.00

     A copy of the invoice dated April 22, 1997 from Pinnacle Appraisal Group to Advance Mortgage, the originating broker of the Phillip M. Lytle loan, is enclosed. The actual charge for the appraisal was $300.00. Therefore, we included $100.00, of the $400.00 charged by Advance Mortgage, in the refund of closing costs to Mr. Lytle.

     New Century Mortgage does include the Life of Loan Flood Certificate fee in finance charges, however Consumer Security Mortgage, the originating broker, did not. Therefore, we included the $24.50 fee in the closing cost refund to Mr. Nunez.

We sincerely hope we have satisfactorily addressed the findings of your office. Should there be any additional questions, please contact me directly at (949) 224-5760 or through our toll free line (800) 967-7623 extension 5760.

Yours truly,

/s/ Valerie Williamson
-------------------------
Valerie Williamson
Vice President
Compliance

Enc

cc:  Brad Morrice
     Pat Flanagan
     Shabi Asghar
     George Anderson
     Nick Minardi

Kansas Examination Report 9/98
Response dated 10/8/98

                                                                       EXHIBIT F
                         REGISTRATION RIGHTS AGREEMENT

     This REGISTRATION RIGHTS AGREEMENT (the "Agreement") is entered into as of October __, 1998, by and between New Century Financial Corporation, a Delaware corporation (the "Company"), and U.S. Bancorp, a Delaware corporation (the "Purchaser").

     WHEREAS, the Purchaser has agreed to purchase shares of the Company's 1998A Convertible Preferred Stock (the "Preferred Stock").

     WHEREAS, in connection with such purchase, the Company and the Purchaser desire to enter into certain arrangements with respect to the registration for public sale under the Securities Act of 1933, as amended (the "Securities Act"), of the shares of the Company's Common Stock, $.01 par value per share, issuable upon conversion of the Preferred Stock.

     NOW, THEREFORE, in consideration of the mutual promises and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Purchaser hereby agree as follows:

     1.  Definitions.
         -----------

          1.1  "Affiliate" shall mean any person that directly or indirectly
                ---------
controls or is controlled by, or is under common control with, another specified person.

          1.2  "Commission" shall mean the Securities and Exchange Commission or
                ----------
any other federal agency at the time administering the Securities Act.

          1.3  "Company" shall mean New Century Financial Corporation, a
                -------
Delaware corporation.

          1.4  "Common Shares" shall mean the shares of common stock, par value
                -------------
$.01 per share, authorized by the Company's Certificate of Incorporation and any additional shares of common stock which may be authorized in the future by the Company, and any stock into which such Common Shares may hereafter be changed, and shall also include capital stock of any other class of the Company which is not preferred as to dividends or assets over any other class of stock of the Company and which is not subject to redemption.

          1.5  "Founding Managers" shall mean Robert K. Cole, Brad A. Morrice,
                -----------------
Steven G. Holder and Edward F. Gotschall.

          1.6  "Other Shareholders" shall mean Paul B. Akers and Kirk Redding,
                ------------------
and their successors in interest, under that certain Merger Agreement, dated as of December 17, 1997, among the Company, NC Acquisition Corp., PFW Corporation and the shareholders named therein.

                                                                       Exhibit F

          1.7 "Preferred Stock" shall mean the outstanding shares of the Series 1998A Convertible Preferred Stock, par value $.01 per share, of the Company, and any securities (other than Common Shares) into which such shares may hereafter be changed.

          1.8 "Public Offering" shall mean any offering of Common Shares to the public, either on behalf of the Company or any of its security holders, pursuant to an effective registration statement under the Securities Act.

          1.9  "Purchaser" shall mean U.S. Bancorp, a Delaware corporation.

          1.10 "Registrable Securities" shall mean (a) the Common Shares at any time issued or subject to issuance upon the conversion of the Preferred Stock and (b) any additional securities issued with respect to the above-described securities upon any stock split, stock dividend, recapitalization, or similar event. Registrable Securities shall cease to be Registrable Securities when (w) a registration statement with respect to the sale of such securities shall have been declared effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (x) such securities shall be eligible to be distributed pursuant to Rule 144(k) under the Securities Act, (y) such securities shall have ceased to be outstanding, or (z) such securities are transferred in a transaction in which the rights hereunder are not assigned as permitted by Section 9.

          1.11 "Registration Expenses" shall mean the expenses described in
Section 5.

          1.12 "Securities Act" shall mean the Securities Act of 1933, as amended.

          1.13 "Stock Purchase Agreement" shall mean the Preferred Stock Purchase Agreement dated October -, 1998 between the Company and the Purchaser.

     2.  Demand Registration.
         -------------------

          2.1 Subject to Sections 2.3, 2.4, 2.5 and 2.6, if at any time the Company shall receive a written request therefor from the record holder or holders of an aggregate of at least 51% of the Registrable Securities, the Company shall prepare and file a registration statement under the Securities Act covering such number of Registrable Securities as are the subject of such request and shall use its best efforts to cause such registration statement to become effective. Upon the receipt of a registration request meeting the requirements of this Section 2.1, the Company shall promptly give written notice to all other record holders of Registrable Securities that such registration is to be effected. The Company shall include in such registration statement such additional Registrable Securities as such other record holders request in writing within fifteen (15) days after the date of the Company's written notice to them. If (a) the holders of a majority. of the Registrable Securities for which registration has been requested pursuant to this Section 2.1 determine for any reason not to proceed with the registration at any time before the related registration statement has been declared effective by the Commission, (b) such registration statement, if theretofore filed with the Commission, is withdrawn and (c) the holders of the Registrable Securities subject to such registration statement agree to bear their own

                                                                       Exhibit F

Registration Expenses incurred in connection therewith and to reimburse the Company for the Registration Expenses incurred by it in such connection or if such registration statement, if theretofore filed with the Commission, is withdrawn at the initiative of the Company, then the holders of the Registrable Securities shall not be deemed to have exercised their demand registration right pursuant to this Section 2.1.

          2.2 At the request of the holders of a majority of the Registrable Securities to be registered, the method of disposition of all Registrable Securities included in such registration shall be an underwritten Public Offering. The managing underwriter of any such Public Offering shall be selected by the majority of the Registrable Securities, provided that such managing underwriter is reasonably acceptable to the Company.

          2.3 The Company shall be obligated to prepare, file and cause to be effective not more than two registration statements pursuant to Section 2.1.

          2.4 Notwithstanding the foregoing, the Company may delay initiating the preparation and filing of any registration statement requested pursuant to
Section 2.1 for a period not to exceed one hundred eighty (180) days if, in the good faith judgment of the Company's Board of Directors, filing the registration statement would reasonably be expected to have a Material Adverse Effect (as defined in the Stock Purchase Agreement), which Material Adverse Effect could reasonably be expected to be avoided by delaying such filing for such period.

          2.5 Notwithstanding anything to the contrary contained herein, at any time within thirty (30) days after receiving a demand for registration pursuant to Section 2.1, the Company may elect to effect an underwritten primary registration in lieu of the requested registration. If the Company so elects, the Company shall give prompt written notice to all holders of Registrable Securities of its intention to effect such a registration and shall afford such holders the rights contained in Article 3 with respect to "piggyback" registrations. In such event, the demand for registration pursuant to Section
2.1 shall be deemed to have been withdrawn.

          2.6  The Company shall not obligated to effect a demand registration
(a) within 180 days after the effective date of a previous demand registration or a previous registration in which the holders of Registrable Securities were given piggy-back registration rights pursuant to this Agreement and in which there was no reduction in the number of Registrable Securities requested to be included or (b) prior to the first anniversary of this Agreement, provided that this Section 2.6(b) shall not be applicable if the Purchaser notifies the Company in writing that Purchaser, in its reasonable judgment, has determined that it is required to divest all or a portion of the Registrable Securities in order to satisfy or comply with regulatory requirements applicable to Purchaser.

     3   Piggyback Registration.
         ----------------------

          3.1 Each time the Company shall determine to proceed with the actual preparation and filing of a registration statement under the Securities Act in connection with the proposed offer and sale for money of any of its securities by it or any of its security holders (other than a registration statement on Form S-8, Form S-4 or other limited purpose form), the

                                                                       Exhibit F

Company will give written notice of its determination to all record holders of Registrable Securities. Upon the written request of a record holder of any Registrable Securities given within 15 days after the date of the receipt of any such notice from the Company, the Company will, except as herein provided, use its best efforts to cause all Registrable Securities the registration of which is requested to be included in such registration statement, all to the extent requisite to permit the sale or other disposition by the prospective seller or sellers of the Registrable Securities to be so registered; provided, however, that nothing herein shall prevent the Company from, at any time, abandoning or delaying in its sole and absolute discretion any registration.

          3.2 If any registration pursuant to Section 3.1 is underwritten in whole or in part, the Company may require that the Registrable Securities included in the registration be included in the underwriting on the same terms and conditions as the securities otherwise being sold through the underwriters. If, in the good faith judgment of the managing underwriter of the Public Offering, marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter may exclude some or all of the Registrable Securities from such registration and underwriting. Any reduction in the number of securities of the Company included in such registration and underwriting shall be borne (i) first by the Founding Managers and the Other Shareholders pro rata based on the number of shares, if any, for which registration was requested by the Founding Managers and the Other Shareholders,
(ii) second by the Holders of Registrable Securities pro rata based on the number of shares, if any, for which registration was requested by such Holders, and (iii) then equally by the other holders of securities of the Company requested to be included in such registration and underwriting, as a group, pro rata based on the number of shares for which registration was requested by such holders. The Registrable Securities which are thus excluded from the underwritten Public Offering shall be withheld from the market by the holders thereof for a period which the managing underwriter reasonably determines is necessary in order to effect the Public Offering.

     4.  Registration Procedures.  If and whenever the Company is required by
         -----------------------
the provisions of Article 2 or Article 3 to effect a registration of Registrable Securities under the Securities Act, the Company will use its best efforts to effect the registration and sale of such Registrable Securities in accordance with the intended methods of disposition specified by the holders participating therein. Without limiting the foregoing, the Company in each such case will, as expeditiously as possible:

          4.1 In the case of a demand registration pursuant to Section 2.1, prepare and file with the Commission the requisite registration statement to effect such registration (including such audited financial statements as may be required by the Securities Act or the rules and regulations thereunder) and use its best efforts to cause such registration statement to become effective; provided, however, that as far in advance as practical before filing such registration statement or any amendment thereto, the Company will furnish counsel for the requesting holders of Registrable Securities with copies of reasonably complete drafts of all such documents proposed to be filed (including exhibits), and any such holder shall have the opportunity to object to any information pertaining solely to such holder that is contained therein and the Company will make the corrections reasonably requested by such holder with respect to such information prior to filing such registration statement or amendment.

                                                                       Exhibit F

          4.2 Prepare and file with the Commission such amendments and supplements to such registration statement and any prospectus used in connection therewith as may be necessary to maintain the effectiveness of such registration statement and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities included in such registration statement, in accordance with the intended methods of disposition thereof, until the earlier of (a) such time as all of the Registrable Securities included in such registration statement have been disposed of in accordance with the intended methods of disposition by the holder or holders thereof as set forth in such registration statement or (b) 180 days (or, if the filing was on a Form S-3 registration statement, 365 days) after such registration statement becomes effective; provided, that, in the event the holder of Registrable Securities is required to discontinue such holder's disposition of Registrable Securities pursuant to Section 4.11 hereof, such 180-days (or 365 days, if applicable) shall be extended for such additional period as is equal to the period during which such holders was required to discontinue such disposition.

          4.3 Promptly notify each requesting holder and the underwriter or underwriters, if any, of:

          (a) when such registration statement or any prospectus used in connection therewith, or any amendment or supplement thereto, has been filed and, with respect to such registration statement or any post-effective amendment thereto, when the same has become effective;

          (b) any written request by the Commission for amendments or supplements to such registration statement or prospectus;

          (c) any notification received by the Company from the Commission regarding the Commission's initiation of any proceeding with respect to, or of the issuance by the Commission of, any stop order suspending the effectiveness of such registration statement; and

          (d) the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the applicable securities or blue sky laws of any jurisdiction.

          4.4 Furnish to each holder of Registrable Securities included in such registration statement such number of conformed copies of such registration statement and of each amendment and supplement thereto, and such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 promulgated under the Securities Act relating to such seller's Registrable Securities, and such other documents, as such holder may reasonably request to facilitate the disposition of its Registrable Securities.

          4.5 Use its best efforts to register or qualify all Registrable Securities included in such registration statement under the securities or "blue sky" laws of such states as each holder of Registrable Securities shall reasonably request within twenty (20) days following the original filing of such registration statement and to keep such registration or qualification in effect for so

                                                                       Exhibit F
long as such registration statement remains in effect, and take any other action which may be reasonably necessary or advisable to enable such holder to consummate the disposition in such states of the Registrable Securities owned by such holder, except that the Company shall not for any such purpose be required
(a) to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this Section 4.5 be obligated to be so qualified, (b) to consent to general service of process in any such jurisdiction or (c) to subject itself to taxation in any such jurisdiction by reason of such registration or qualification.

          4.6 Use its best efforts to cause all Registrable Securities included in such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable each holder thereof to consummate the disposition of such Registrable Securities.

          4.7 Notify each holder whose Registrable Securities are included in such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which any prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and at the request of any such holder promptly prepare and furnish to such holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the Purchaser of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          4.8 Otherwise use its best efforts to comply with all applicable rules and regulations of the Commission.

          4.9 Use its best efforts to cause all Registrable Securities included in such registration statement to be listed, upon official notice of issuance, on any securities exchange or quotation system on which any of the securities of the same class as the Registrable Securities are then listed.

          4.10 The Company may require each holder whose Registrable Securities are being registered to, and each such holder, as a condition to including Registrable Securities in such registration statement, shall, furnish the Company and the underwriters with such information and affidavits regarding such holder and the distribution of such Registrable Securities as the Company and the underwriters may from time to time reasonably request in writing in connection with such registration statement. At any time during the effectiveness of any registration statement covering Registrable Securities offered by a holder, if such holder becomes aware of any change materially affecting the accuracy of the information contained in such registration statement or the prospectus (as then amended or supplemented) relating to such holder, it will immediately notify the Company of such change.

                                                                       Exhibit F

          4.11 Upon receipt of any notice from the Company of the happening of any event of the kind described in Section 4.7, each holder will forthwith discontinue such holder's disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until such holder receives the copies of the supplemented or amended prospectus contemplated by
Section 4.7 and, if so directed by the Company, shall deliver to the Company all copies, other than permanent file copies, then in such holder's possession of the prospectus relating to such Registrable Securities.

          4.12 As used in this Agreement, the term "best efforts" shall not mean efforts which require the performing party to do any act that is unreasonable under the circumstances or to expend any funds other than reasonable out-of-pocket expenses incurred in satisfying its obligations hereunder, including but not limited to the fees, expenses and disbursements of its accountants, counsel and other professionals.

     5.  Expenses.  With respect to any registration requested pursuant to
         --------
Article 2 (except as otherwise provided in such Article with respect to a registration voluntarily terminated at the request of the requesting holders of Registrable Securities) the Company shall bear all of the expenses ("Registration Expenses") incident to the Company's performance of or compliance with its obligations under this Agreement in connection with such registration including, without limitation, all registration, filing, securities exchange listing and NASD fees, all registration, filing, qualification and other fees and expenses or complying with state securities or "blue sky" laws, all word processing, duplicating and printing expenses, messenger and delivery expenses, the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance, premiums and other costs of any policies of insurance against liabilities arising out of the Public Offering of the Registrable Securities being registered obtained by the Company (it being understood that the Company shall have no obligation to obtain such insurance) and any fees and disbursements of underwriters customarily paid by issuers or sellers of securities; but excluding underwriting discounts and commissions and transfer taxes, if any, in respect of Registrable Securities and any fees and disbursements of counsel and accountants to the holders of the Registrable Securities, which discounts, commissions, transfer taxes, fees and disbursements shall in any registration be payable by the holders of the Registrable Securities being registered, pro rata in
                                                            --- ----
proportion to the number of Registrable Securities being sold by them.

     6.  Indemnification.
         ----------------

          6.1 The Company will, to the full extent permitted by law, indemnify and hold harmless each holder of Registrable Securities which are included in a registration statement pursuant to the provisions of this Agreement, and its directors, officers and partners and each other person, if any, who controls such holder within the meaning of the Securities Act, from and against any and all losses, claims, damages, expenses or liabilities, Joint or several (collectively, "Losses") to which such holder or any such director, officer, partner or controlling person may become subject under the Securities Act or otherwise, insofar as such Losses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in a registration

                                                                       Exhibit F
statement prepared and filed hereunder, any preliminary, final or summary prospectus contained therein or any amendment or supplement thereto or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made) not misleading, and the Company will reimburse the holder and each such director, officer, partner and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending against any such Losses (or action or proceeding in respect thereof); provided,
                                                                      --------
however, that the Company will not be liable in any such case to the extent that
-------
any such Losses arise out of or are based upon (a) an untrue statement or alleged untrue statement or omission or alleged omission made in conformity with written information furnished by such holder specifically for use in the preparation of the registration statement or (b) such holder's failure to send or give a copy of the final prospectus to the persons asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such person if such statement or omission was corrected in such final prospectus. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such holder or any such director, officer, partner or controlling person of such holder and shall survive the transfer of such securities by such holder. The Company shall also indemnify each other person who participates (including as an underwriter) in the offering or sale of Registrable Securities, their officers and directors, and partners, and each other person, if any, who controls any such participating person within the meaning of the Securities Act to the same extent provided above with respect to holders of Registrable Securities.

          6.2 Each holder of Registrable Securities which are included in a registration pursuant to the provisions of this Agreement will, to the full extent permitted by law, indemnify and hold harmless the Company, its officers, directors and each other person, if any, who controls the Company within the meaning of the Securities Act from and against any and all Losses to which the Company or any such officer, director or controlling person may become subject under the Securities Act or otherwise, insofar as such Losses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue or alleged untrue statement of any material fact contained in a registration statement prepared and filed hereunder, any preliminary, final or summary prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made) not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was so made in reliance upon and in strict conformity with written information furnished by such holder specifically for use in the preparation of such registration statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling person of the Company. The holder of Registrable Securities included in a registration statement shall also indemnify each other person who participates (including as an underwriter) in the offering or sale of Registrable Securities, their officers and directors, and partners, and each other person, if any, who controls any such participating person within the meaning of the Securities Act to the same extent as provided above with respect to the

                                                                       Exhibit F

Company. In no event shall the liability of any holder under this Section 6.2 exceed the gross proceeds received by such holder from the sale of their Registrable Securities.

          6.3 Promptly after receipt by a party indemnified pursuant to the provisions of Section 6.1 or Section 6.2 of notice of the commencement of any action involving the subject matter of the foregoing indemnity provisions, such indemnified party will, if a claim thereof is to be made against the indemnifying party pursuant to the provisions of Section 6.1 or Section 6.2, promptly notify the indemnifying party of the commencement thereof-, but the omission so to notify the indemnifying party will not relieve the indemnifying party from any liability which it may have to any indemnified party except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against any indemnified party, the indemnifying party shall have the right to participate in, and, to the extent that it may wish, jointly with any other indemnifying party, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided, however, that if the defendants in any action include both the
       --------  -------
indemnified party and the indemnifying party and the indemnified party reasonably concludes that there is a conflict of interest that would prevent counsel for the indemnifying party from also representing the indemnified party, the indemnified party shall have the right to select one separate counsel to participate in the defense of such action on behalf of the indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party pursuant to the provisions of Section 6.1 or
Section 6.2 for any legal or other expense subsequently incurred by such indemnified party in connection with the defense thereof unless (a) the indemnified party shall have employed counsel in accordance with the proviso of the preceding sentence, (b) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after the notice of the commencement of the action or (c) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party. If the indemnifying party is not entitled to, or elects not to, assume the defense of a claim, it will not be obligated to pay the fees and expenses of more than one counsel for the indemnified parties with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of additional counsel or counsels for the indemnified parties, but only to the extent necessary to cure such conflict of interest. No indemnifying party shall consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation without the consent of the indemnified party. No indemnifying party shall be subject to any liability for any settlement made without its consent. An indemnified party may at any time elect to participate in the defense of any claim or proceeding at its own expense.

     7.  Underwritten Offerings. If a distribution of Registrable Securities
         ----------------------
pursuant to a registration statement is to be underwritten, the holders whose Registrable Securities are to be distributed by such underwriters shall be parties to such underwriting agreement. No requesting holder may participate in such underwritten offering unless such holder agrees to sell its Registrable Securities on the basis provided in such underwriting agreement and completes and

                                                                       Exhibit F
executes all questionnaires, powers of attorney, indemnities and other documents reasonably required under the terms of such underwriting agreement. If any requesting holder disapproves of the terms of an underwriting, such holder may elect to withdraw therefrom and from such registration by notice to the Company and the managing underwriter, and each of the remaining requesting holders shall be entitled to increase the number of Registrable Securities being registered to the extent of the Registrable Securities so withdrawn in the proportion which the number of Registrable Securities being registered by such remaining requesting holder bears to the total number of Registrable Securities being registered by all such remaining requesting holders.

     8.  Stand-Off Agreement.  Each holder of Registrable Securities agrees, so
         -------------------
long as such holder holds at least 5% of the Company's outstanding voting equity securities, in connection with a Public Offering, upon request of the Company or the underwriters managing such Public Offering, not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Common Shares of the Company without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not exceeding 180 days) from the effective date of the registration statement relating to such Public Offering as may be requested by the underwriters; provided, however, that
                                                         --------  -------
all other persons with registration rights (whether or not pursuant to this Agreement) and all of the executive officers and directors of the Company who own stock of the Company must also agree to not less onerous restrictions.

     9.  Assignment of Registration Rights.  The rights to cause the Company to
         ---------------------------------
register the Registrable Securities pursuant to this Agreement may not be assigned by the Purchaser except (a) to an Affiliate of the Purchaser without limitation or (b) to a transferee or assignee of Registrable Securities representing or convertible into 5% or more of the Company's outstanding Common Shares. In the case of either (a) or (b) the Purchaser shall, within a reasonable time after such transfer or assignment, furnish to the Company written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned. Any transferee asserting registration rights hereunder shall be bound by the applicable provisions of this Agreement.

     10.  Amendment.  The Company shall not amend this Agreement without the
          ---------
written consent of the holders of more than 50% of the Registrable Securities.

     11.  Termination.  This Agreement, and all of the Company's obligations
          -----------
hereunder (other than its obligations pursuant to Article 6, which obligations shall survive such termination), shall terminate upon the earlier to occur of
(i) the date on which there are no Registrable Securities outstanding and October __, 2003.

     12.  Severability.  Whenever possible, each provision of this Agreement
          ------------
shall be interpreted in such a manner as to be effective and valid under applicable law but if any provision of this Agreement is held to be invalid, illegal or unenforceable under any applicable law or rule, the validity, legality and enforceability of the other provision of this Agreement will not be affected or impaired thereby.

                                                                       Exhibit F

     13.  Notices.  All notices, consents, requests, instructions, approvals or
          -------
other communications provided for herein shall be in writing and delivered by personal delivery, overnight courier, mail or electronic facsimile addressed to the receiving party at the address set forth herein. All such communications shall be effective when received.

          (a) If to any holder of any Registrable Securities addressed to such holder at its address as shown on the books of the Company, or at such other address as such holder may specify by written notice to the Company, or

          (b)  If to the Company at ________________________________________,
Attention: __________; or at such other   address as the Company may specify by
written notice to the holders of Registrable Securities hereunder.

     14.  Counterparts.  This Agreement may be executed concurrently in two or
          ------------
more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Facsimile signatures shall constitute original signatures for all purposes of this Agreement.

     15.  Successors and Assigns.  Except as otherwise provided herein, this
          ----------------------
Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties.

     16.  Governing Law.  This Agreement shall be governed by, interpreted
          -------------
under, and construed and enforced in accordance with the internal laws, and not the laws pertaining to the conflicts or choice of laws, of the State of Delaware.

                                                                       Exhibit F

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered by their proper and duly authorized representatives as of the day and year first above written.

                              NEW CENTURY FINANCIAL CORPORATION

                              By
                                 ----------------------------

                                 Its
                                     ------------------------


                              U.S. BANCORP

                              By
                                 ----------------------------

                                 Its
                                     ------------------------
                                                                       Exhibit F